SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CAMCO FINANCIAL CORPORATION

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CAMCO FINANCIAL CORPORATION

814 Wheeling Avenue

Cambridge, Ohio 43725

(740) 435-2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2013 Annual Meeting of Stockholders of Camco Financial Corporation (“Camco”) will be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on May 21, 2013, at 3:00 p.m., local time (the “Annual Meeting”), for the following purposes:

1.	To re-elect three directors of Camco for terms expiring in 2016;

2.	To approve the 2013 Camco Equity Plan;

3.	To hold an advisory vote on executive compensation;

4.	To hold an advisory vote on the frequency of the advisory vote on executive compensation;

5.	To ratify the selection of Plante & Moran, PLLC, as Camco’s independent public registered accounting firm for the 2013 fiscal year; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only Camco stockholders of record at the close of business on April 9, 2013, will be entitled to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying proxy statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTE OVER THE INTERNET OR BY TELEPHONE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting. You have the option to revoke your proxy at any time prior to the Annual Meeting regardless of your voting method, or to vote your shares personally on request if you attend the meeting.

By Order of the Board of Directors

/s/ James E. Huston
April 12, 2013	James E. Huston, Chairman of the Board

CAMCO FINANCIAL CORPORATION

814 Wheeling Avenue

Cambridge, Ohio 43725

(740) 435-2020

PROXY STATEMENT

PROXIES

The Board of Directors of Camco Financial Corporation (“Camco”) is soliciting proxies in the form accompanying this Proxy Statement for use at the 2013 Annual Meeting of Stockholders of Camco to be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on May 21, 2013, at 3:00 p.m., local time, and at any adjournments thereof (the “Annual Meeting”). Only stockholders of record as of the close of business on April 9, 2013 (the “Voting Record Date”), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share owned. As of the Voting Record Date, there were 13,528,717 votes entitled to be cast at the Annual Meeting.

Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the re-election of Terry A. Feick, Edward D. Goodyear and J. Timothy Young, as directors of Camco for terms expiring in 2016;

FOR the approval of the 2013 Equity Plan;

FOR the approval of Camco’s executive compensation;

FOR the approval of holding an advisory vote on executive compensation every three years; and

FOR the ratification of the selection of Plante & Moran, PLLC (“Plante Moran”) as Camco’s independent registered public accounting firm for the 2013 fiscal year.

The directors, officers and other employees of Camco may solicit proxies in person or by telephone or mail only for use at the Annual Meeting and adjournments thereof. The cost of soliciting proxies will be borne by Camco.

Proxies may be revoked by (a) delivering a written notice expressly revoking the proxy to the Secretary of Camco at the above address prior to the Annual Meeting, (b) delivering a later dated proxy to Camco at the above address, or by telephone or over the Internet, prior to the Annual Meeting, or (c) attending the Annual Meeting and voting in person.

This Proxy Statement is first being mailed to stockholders of Camco on or about April 19, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2013

This Proxy Statement, the Form 10-K for the year ended December 31, 2012 and the 2012 Annual Report to Stockholders are available at www.cfpproxy.com/3852.com/cafi.

VOTE INFORMATION

Who can vote at the Annual Meeting?

Only record holders of common stock at the close of business on the Voting Record Date are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Voting Record Date, there were 13,528,717 shares of common stock outstanding and entitled to vote. The shares of common stock are the only shares entitled to vote at the Annual Meeting.

Each stockholder is entitled to one vote for each share of common stock held on the Voting Record Date.

How do I vote?

If you are a stockholder of record (that is, if your common stock is registered with Camco in your own name), your shares may be voted by one of the following methods:

•	returning the enclosed proxy card;

•	submitting a proxy by telephone;

•	submitting a proxy over the Internet; or

•	voting in person at the Annual Meeting.

Returning a Proxy Card. You may submit a proxy by completing the enclosed proxy card as instructed and mailing it back in the envelope provided or bringing it with you to the Annual Meeting.

Submitting a Proxy by Telephone or via the Internet. If you are a stockholder of record, you may submit a proxy by telephone or via the Internet by following the instructions included with your proxy card. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. Also, if you submit a proxy by telephone or via the Internet and later decide to attend the Annual Meeting, you may revoke your previously submitted proxy and vote in person at the Annual Meeting. The deadline for submitting a proxy by telephone or via the Internet as a stockholder of record is 3:00 a.m. on May 21, 2013.

Voting in Person. If you attend the Annual Meeting and are a stockholder of record, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. If your stock is held in street name, you will need a proxy from your nominee in order to vote in person.

Submitting Voting Instructions for Common Stock held in Street Name. If you hold your common stock in “street name” and your nominee participates in a program that allows you to submit voting instructions by telephone or via the Internet, the form your nominee sent you will provide details for submitting your voting instructions by telephone or via the Internet. Please consult the form provided by your nominee for information about the deadline for submitting your voting instructions by telephone or via the Internet.

If you hold your common stock in “street name” through a broker, a financial institution or another nominee, then that nominee is considered the stockholder of record for voting purposes and should give you instructions for voting your common stock. As a beneficial owner, you have the right to direct that nominee how to vote the shares of common stock held in your account. Your nominee may only vote the shares of Camco common stock that your nominee holds for you in accordance with your instructions.

If you hold your shares in “street name” and wish to attend the Annual Meeting and vote in person, you must bring an account statement or letter from your broker, financial institution or other nominee authorizing you to vote on behalf of such nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on the Voting Record Date.

How will my shares be voted?

Those shares represented by a properly executed proxy card that is received prior to the Annual Meeting or by properly authenticated telephone or Internet votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions. If you submit a valid proxy card prior to the Annual Meeting, or timely submit your proxy by telephone or Internet, but do not complete the voting instructions, your proxy will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes, as follows:

•	“FOR” the re-election of Camco’s nominees identified below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;

•	“FOR” the approval of the 2013 Equity Plan as described below under the heading “PROPOSAL 2 – APPROVAL OF THE CAMCO FINANCIAL CORPORATION 2013 EQUITY PLAN”;

•	“FOR” the approval of Camco’s executive compensation as described below under the heading “PROPOSAL 3 – ADVISORY VOTE ON CAMCO FINANCIAL CORPORATION EXECUTIVE COMPENSATION”;

•	“FOR” the approval of holding an advisory vote on executive compensation every three years as described below under the heading “PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON CAMCO FINANCIAL CORPORATION EXECUTIVE COMPENSATION”; and

•	“FOR” the ratification of the appointment of Plante Moran as Camco’s independent registered public accounting firm for the fiscal year ending December 31, 2013 as described below under the heading “PROPOSAL 5 – RATIFICATION OF SELECTION OF AUDITORS”

How do I change or revoke my proxy?

Stockholders who submit proxies retain the right to revoke them at any time before they are exercised at the Annual Meeting. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and any adjournment thereof. You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by giving notice of revocation to Camco in writing, by using the toll-free telephone number or Internet site stated on the proxy card prior to the deadline for transmitting proxies by telephone or Internet, or by attending the Annual Meeting and giving notice of revocation in person. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you hold your shares in “street name” and instructed your broker, financial institution or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow the instructions of your nominee.

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly, by returning your signed proxy card by mail or by submitting your proxy by telephone or Internet, so that your shares will be represented at the Annual Meeting. However, appointing a proxy does not affect your right to attend the Annual Meeting.

What constitutes a quorum?

Under Camco’s Bylaws, a quorum is a majority of the voting shares of Camco outstanding and entitled to vote at the Annual Meeting. The shares of common stock are the only shares of Camco capital stock entitled to vote at the Annual Meeting. Shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 13,528,717 shares of common stock outstanding and entitled to vote on the Voting Record Date. A majority of the outstanding shares of common stock, or 6,764,359 shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Annual Meeting.

VOTE REQUIRED

Election of Directors

Under Delaware law and Camco’s Bylaws, the three nominees receiving the greatest number of votes will be elected as directors. Abstentions, shares not voted by brokers, and votes withheld are not counted toward the election of directors. Stockholders are not permitted to cumulate votes in the election of directors. If the enclosed proxy card is signed and dated, but no vote is specified, the shares held by such stockholder will be voted FOR the three nominees, unless the proxy is considered a broker non-vote. Broker non-votes will count towards a quorum, but will not count toward the election of directors.

Other Proposals

Under Camco’s Bylaws, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to approve the 2013 Equity Plan, approve Camco’s executive compensation and ratify the selection of Plante Moran as the auditors of Camco for the current fiscal year. The effect of an abstention is the same as a vote against each of these proposals, but if the accompanying Proxy is signed and dated by the stockholder, and no vote is specified, the shares will be voted FOR each of these proposals. Broker non-votes will count towards a quorum, but will not count in the vote on the proposals related to the 2013 Equity Plan or Camco’s executive compensation. The non-binding, advisory vote on the frequency of holding a vote on executive compensation is determined by a plurality of the votes cast. Abstentions, broker non-votes, and votes withheld have no effect on the vote on frequency of holding an advisory vote on executive compensation, but if the accompanying Proxy is signed and dated by the stockholder, and no vote is specified, the shares will be voted FOR the approval of holding an advisory vote on executive compensation every three years.

The proposals to approve Camco’s executive compensation and to determine the frequency of holding a vote on executive compensation are advisory, so they will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the votes when considering the frequency of holding advisory votes on executive compensation and future executive compensation arrangements. The proposal to ratify the selection of auditors is not binding upon the Board of Directors. However, if the selection is not ratified by the stockholders, the Audit and Risk Management Committee may re-consider its selection of Plante Moran as the independent registered public accounting firm for the fiscal year ending December 31, 2013.

The vote on the 2013 Equity Plan and the non-binding advisory votes on Camco’s executive compensation and the frequency of holding a vote on executive compensation are not “discretionary” items, so you must provide instructions to your broker or nominee in order to cast a vote on these proposals. The ratification of the selection of Plante Moran is considered a “discretionary” item, so your broker or nominee may vote in its discretion on your behalf if you do not furnish voting instructions.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors proposes the re-election of the following persons to terms that will expire in 2016:

Name	Age	Position(s) held	Director Since
Terry A. Feick	63	Director	2000
Edward D. Goodyear	65	Director	2006
J. Timothy Young	66	Director	2005

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE THREE NOMINEES LISTED ABOVE.

Terry A. Feick retired as the Superintendent of Schools for the Washington Court House City Schools in Ohio in December 2001, a position he had held since 1991. As superintendent, Mr. Feick supervised overall operations of a school district with 2,400 students and approximately 350 employees with an operating budget of $20.0 million. Mr. Feick was interim Principal at Belle Aire School in Washington Court House, Ohio from August 2007 through December 2008. Mr. Feick’s community connections enable the Board to better serve its constituencies. Additionally, Mr. Feick served on the Board of Directors for First Federal in Washington Court House, a predecessor to Advantage Bank, beginning in 1993 and served as the Board Chair during 1999 and 2000. Mr. Feick’s leadership and quality insights have allowed him to help guide Camco in his role as a director.

Edward D. Goodyear is a Certified Public Accountant and retired in October 2008 as the Treasurer of The Dispatch Printing Company, publisher of the Columbus Dispatch, Columbus, Ohio, a position he had held since 1999. Currently, he is a self-employed farm consultant and manager performing services in London, Ohio. Mr. Goodyear previously served as a director of The Citizens Bank of London from 1984 through 2004 when it was acquired by Camco, and was Chairman of its Audit Committee. His extensive financial experience and expertise and background through his business experience and his professional certifications are invaluable as Chairman of the Audit and Risk Management Committee. He provides valuable financial guidance to the Board in evaluating Camco’s historical and future performance.

J. Timothy Young, a Certified Financial Planner, is the Senior Vice President of Hamilton Capital Management, Inc., Columbus, Ohio, a position he has held since 2003. From 2000 to 2003, Mr. Young was self-employed as an attorney and consultant representing individuals and businesses. Mr. Young’s experience managing segments of business operations and advising companies on strategic financial issues allow him to provide an important perspective and structured operational experience to the Board.

In accordance with Section 3.13 of the Bylaws, nominees for election as directors may be proposed only by the directors or by a stockholder. Camco’s Corporate Governance and Nominating Committee recommended to Camco’s Board of Directors this year’s director nominees. The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having business experience, and exhibiting high moral character. Additionally, the Board takes into consideration geographic identity in areas served by Camco’s banking divisions and the willingness to represent Camco in a member’s community so as to develop business opportunities. The Committee wants to ensure that each member will have access to and contacts with key business groups, communities, and individuals and is willing and has financial wherewithal to own the requisite shares of Camco stock in accordance with the Corporate Governance and Nominating Policy. The Board strives to represent a mix of members who enhance the diversity of knowledge, background, skills and experiences on the Board. However, the Committee retains the right to modify these minimum qualifications from time to time. The Committee has a general process for choosing nominees, which process considers both incumbent directors and new candidates. In evaluating an incumbent director whose term of office is set to expire, the Committee reviews such director’s overall service to Camco during his or her term, including the number of meetings attended, level of participation, quality of performance and any transactions of such director with Camco during his or her term. If the Committee chooses to evaluate new director candidates, the Committee uses its network of contacts to compile a list of potential candidates. Then, the Committee determines whether such candidates are independent, which determination is based upon applicable securities laws, the rules and regulations of the U.S. Securities and Exchange Commission (“Commission”), the rules and regulations of NASDAQ Stock Market LLC (“NASDAQ”) and the advice of counsel, if necessary. Finally, the Committee meets to discuss and consider all candidates’ qualifications and then recommends nominees to the Board.

The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders, provided that the stockholder is entitled to vote for directors and has submitted a written nomination to the Secretary of Camco by the 60th day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors. Each written nomination must state the name, age, business and residence address of the nominee, the principal occupation or employment of the nominee, the number of each class of shares of Camco owned either beneficially or of record by each such nominee and the length of time such shares have been owned. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, when evaluating a candidate who is recommended by a stockholder. Camco did not receive any stockholder nominees for director for this Annual Meeting.

Camco has not implemented a formal policy regarding director attendance at the annual meeting of stockholders. Typically, the Board of Directors holds a meeting immediately prior to the annual meeting of stockholders, which results in most directors being able to attend the annual meeting. In 2012, all directors attended the annual meeting of stockholders.

INCUMBENT DIRECTORS

The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name	Age	Position(s) held	Director Since	Term Expires
Norman G. Cook	45	Director	2012	2015
Andrew S. Dix	40	Director	2007	2014
James D. Douglas	64	Director	2010	2015
James E. Huston	51	Chairman, CEO and President	2008	2015
Carson K. Miller	67	Director	2002	2014
James P. Spragg	51	Director	2012	2015
Jeffrey T. Tucker	55	Lead Independent Director	1988	2014

Norman G. Cook is currently the President of Sports Imports of Columbus, Ohio, a position he has held since October 2011. He also works as an Organizational Consultant and serves as Executive Director of Heritage and the Cushman Foundation since September 2005. Prior to joining Heritage and the Cushman Foundation, Cook led the Institutional Investment Group of Banc One. He served on Banc One Investment Advisors’ Board of Directors, Bank One Investment Policy Committee, Investment Management Group Risk & Policy Committee, Bank One Trust Company Board of Directors, One Group Asset Management (Ireland Ltd) Board, YFC Board of Directors and Cushman Foundation Board of Directors. He earned a Bachelor of Business Administration in Finance and Marketing at Grand Valley State University in Allendale, Michigan. Mr. Cook’s previous board experience in the banking industry and investment management, execution of strategic plans, experience in business and financial management, and analytical and operation skills provide valuable executive and board level skills.

Andrew S. Dix is the publisher The Daily Jeffersonian and The Daily Record newspapers and associated weekly publications. Mr. Dix started with The Daily Jeffersonian as an assistant publisher in 2006 and became publisher in 2007. Mr. Dix became publisher of The Daily Record in 2012. The daily newspapers serve readers in Guernsey, Muskingum, Noble, Belmont, Tuscarawas, Wayne and Holmes counties in central and southeast Ohio. Prior to joining The Daily Jeffersonian, he was the Advertising Director for The Alliance Review from 1998 to 2006. Mr. Dix serves on the board of Dix Communications and of several non-profit organizations, including Guernsey County Community Foundation, Cambridge Chamber of Commerce, Cambridge Rotary Club and Southeastern Ohio Regional Medical Center. As an involved community member and publisher of the local newspaper, Mr. Dix brings valuable leadership and management skills to the Board as well as providing key relationships to and insights about Camco’s market areas.

James D. Douglas was appointed to the Camco Board in October 2010. Mr. Douglas is the President of JRC Advisor Services, LLC in Westerville, Ohio, a consulting services company he formed that focuses on transportation/logistics activities as well as management development and other general management issues. He has been President of JRC Advisor Services, LLC since 2004. Prior to establishing JRC Advisor Services, LLC, he was employed in various operating and financial positions for more than 35 years in the transportation and logistics industry including more than 25 years with Union Pacific Corporation and most recently with Gemini Air Cargo and World Airways, Inc. Mr. Douglas has a Bachelor of Business Administration degree from the University of Iowa and graduated from the Advanced Management Program at Harvard University in 1990. He has actively served on the Business Advisory Committee and the Professional Accounting Council of the University of Iowa. He also served on the Board of Directors of Best Transport, Inc., Worthington, Ohio, from 2005 through 2007 and the Board of Trustees of Mary Baldwin College, Staunton, Virginia, from 1996 through 2000. This experience brings valuable management, financial and general business knowledge to the Board of Directors, as well as the Corporate Governance and Nominating Committee, and Compensation Committee.

James E. Huston was named Chief Executive Officer, President and Chairman of the Board on December 31, 2008. Mr. Huston worked as an independent consultant for financial institutions from July 2006 through December 2008, including for Camco from September 2008 through December 2008. From February 2006 until July 2006, Mr. Huston served as the interim Chief Financial Officer for the Federal Home Loan Bank of Des Moines. Mr. Huston was employed by First Consumers National Bank in Portland, Oregon, from November 2001 until November 2005, serving as the Chief Executive Officer from March 2002 until November 2005. Mr. Huston served as Executive Vice President and Chief Financial Officer of Aames Financial Corporation, Los Angeles, California, from August 2000 to November 2001. He was employed by Bank One Corporation, Columbus, Ohio from 1992 to 2000 where he held several executive positions, including Senior Vice President and Chief Financial Officer, Bank One Consumer Financial Services from May 1997 to August 2000. Mr. Huston’s role as President and Chief Executive Officer of Camco provides him with intimate knowledge of the organization and its operations through his day-to-day management. In addition, Mr. Huston has served as an independent consultant, CFO, CEO, and EVP at various financial institutions. This extensive experience and banking knowledge allow him to provide valuable perspective to the Board of Directors in the areas of finance, audit, accounting and regulatory and strategic issues relating to all aspects of Camco’s business.

Dr. Carson K. Miller retired in 2002 as President Emeritus and founding President of Washington State Community College in Marietta, Ohio. He was responsible for the development, financing, construction, and staffing of the college campus that now provides technical and lower division baccalaureate programs for southeast Ohio and northern West Virginia. Dr. Miller has served on numerous local boards: Marietta Savings Bank, Marietta Memorial Hospital, Chamber of Commerce, United Way (campaign chair), YMCA, Artsbridge, and many more. At the state level, he was appointed by the Governor of Ohio to serve as Chairman of the Ohio Student Loan Commission. The Commission annually provided approximately $300 million in loans to Ohio college students and serviced nearly $4 billion in loans annually. Dr. Miller also served two different terms on the Budget Consultation Committee for the development of the State’s operating budget. Other state-level boards included the Ohio Business Council, Ohio Appalachian Center for Higher Education, and Ohio Community College Athletic Association (Chair). He also has experience as an Industrial Sales Engineer with the Timken Company of Canton, Ohio. Dr. Miller served in the United States Air Force during the Vietnam War as an NCO navigator in the 54th Rescue and Recovery Service concurrently as a member of the Project Apollo Recovery Team for the flights of Apollo 15—17 and Skylab I. Following retirement in 2002 he started the small business called Carson Miller Rare Coins & Currency to pursue a life-long activity in the acquisition and sale of rare coins, currency and bank notes. Carson Miller has a B.S. degree in Industrial Engineering Technology from Kent State University and Master’s degree and Ph.D. in Higher Education Administration and Finance from the University of Akron. Dr. Miller’s broad experience in the public and private sector with oversight of large organizations, significant operating budget responsibilities, and complex facilities construction all provide a background suitable for directorship.

James P. Spragg is currently the President and Chief Operating Officer of Plus Fore Management, LLC in Columbus, Ohio and Chief Operating Officer of The Lakes Golf and Country Club in Westerville, Ohio, a position he has held since 1998. He has also worked in commercial real estate for Planned Communities and Continental Real Estate. Prior to joining Planned Communities and Continental Real Estate, he spent five years as an accountant for Deloitte, Haskins and Sells, during which time he became a Certified Public Accountant. He earned a Bachelor of Business Administration in Economics at Bethany College in Bethany, West Virginia. He served as the First President of the Olentangy Orange Athletic Boosters, was a Worthington Chamber Board Member and Olentangy Education Foundation Board Member and received Westerville Rotary’s Distinguished Service Award for the Wendy’s Chili Open. He currently is an Archie Griffin Scholarship Fund Board Member, Morton Foundation Board Member and a Community Liaison for the Superintendent of Olentangy Schools. Mr. Spragg’s financial background as a CPA, his knowledge of commercial real estate, customer service, management contracts and business plans provide additional perspectives to the Board.

Jeffrey T. Tucker is a Certified Public Accountant and sole member of the accounting firm Tucker & Tucker CPAs, LLC, in Cambridge, Ohio, where he has worked since 1984. Mr. Tucker was named Lead Independent Director in February 2009. Mr. Tucker brings significant financial expertise and business knowledge to the Board, both through his business experience and his professional certifications. His extensive financial experience and background are also invaluable as Lead Independent Director and chairman of the Corporate Governance Committee.

The members of the Board of Advantage Bank (with the exception of Messrs. Cook and Spragg, who were elected after February 9, 2012), each of whom is also a director of Camco, entered into a consent agreement (“Consent Order”) with the Federal Deposit Insurance Corporation (“FDIC”) and the State of Ohio, Division of Financial Institutions (“Ohio Division”) that provided for the issuance of an order by the FDIC and the Ohio Division, which order was executed by the FDIC and Ohio Division on July 31, 2009. This Consent Order was terminated on February 9, 2012. On February 9, 2012, the members of the Board of Advantage Bank entered into a new consent agreement with the FDIC and Ohio Division that replaced the Consent Order and provided for the issuance of a new order by the FDIC and Ohio Division (“New Consent Order”). While neither Advantage Bank nor its officers or directors admitted or denied any wrongdoing, each of the Camco directors, except Messrs. Cook and Spragg, is a party to the New Consent Order.

BOARD LEADERSHIP STRUCTURE

Board Leadership Structure

Under the current structure, the Chief Executive Officer also serves as the chairperson of Camco. The Board believes this arrangement is optimal because of the level of involvement and knowledge that the Chief Executive Officer possesses. Through his dual role, Mr. Huston is able to effectively lead Board discussions and meetings and keep the independent directors well-informed of the current operations of Camco. The Board also recognizes its duty to provide oversight to management and has created the position of Lead Independent Director. As the Lead Independent Director, Mr. Tucker has the following additional responsibilities:

•

Advise the chairperson as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not unduly interfering with the flow of Camco’s operations.

•	Provide the chairperson with input regarding the agenda for Board meetings and represent independent directors in pre-Board meeting reviews.

•

Advise the chairperson regarding the quality, quantity and timeliness of the flow of information from Camco management that is necessary for the independent directors to effectively and responsibly perform their duties; recognizing that management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material.

•	As necessary and appropriate, recommend to the chairperson the retention of consultants who report directly to the Board.

•

Coordinate and develop the agenda for, and preside at, executive sessions of the Board’s independent directors; act as principal liaison between the independent directors and the chairperson on sensitive issues.

•

Evaluate annually, with input from all members and in coordination with the Compensation Committee, the CEO’s performance; meet annually with the CEO to discuss such evaluation; conduct a semi-annual evaluation update of the CEO’s performance and report all discussions to the Board.

•	Confer with the chairperson regarding the selection of committee chairs and members.

BOARD MEETINGS, COMMITTEES, RISK OVERSIGHT AND COMPENSATION OF DIRECTORS

The Board of Directors of Camco met twelve times for regularly scheduled meetings, including Camco’s annual strategic planning session with management where strategies and risk factors are discussed, and held fifteen telephonic meetings during the year ended December 31, 2012. Each director attended at least 75% of the aggregate of the total number of the Board of Directors’ meetings and the total number of meetings held by committees on which such director served during 2012. The Board has determined that each director is independent under Rule 5605(a)(2) of NASDAQ’s listing rules, except Mr. Huston.

Camco’s Compensation, Audit and Risk Management, Executive Loan, and Corporate Governance and Nominating Committees, each of which are described below, operate pursuant to written charters, which are posted on Camco’s website at www.camcofinancial.com.

Compensation Committee

The Board of Directors of Camco has a Compensation Committee whose 2012 members were Messrs. Dix, Douglas, Feick and Miller and 2013 members are Messrs. Cook, Douglas, Feick, and Miller. The Compensation Committee reviews and approves the compensation of the Named Executive Officers (as defined below), other than the Chief Executive Officer’s compensation, which is approved by the full Board of Directors. The Committee reviews performance appraisals conducted by the Chief Executive Officer of the Named Executive Officers, other than the Chief Executive Officer. The Compensation Committee’s other responsibilities include recommending the compensation to be paid to directors of Camco and its subsidiaries each year.

The Compensation Committee frequently requests the Chief Executive Officer be present at Committee meetings to discuss Camco’s performance and the performance of individual executives. Occasionally, other executives may attend a Committee meeting to provide other information. Executives in attendance may provide their insights and suggestions, but only Compensation Committee members may vote on decisions regarding executive compensation. The Committee meets to discuss matters related to the performance and compensation of the Chief Executive Officer without the Chief Executive Officer present. The Compensation Committee met four times during 2012 and had fourteen telephonic conference calls.

Each of the members of the Compensation Committee is “independent” within the meaning of NASDAQ listing standards, is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Audit and Risk Management Committee

The Board of Directors of Camco has an Audit and Risk Management Committee whose 2012 and 2013 members were Messrs. Dix, Goodyear and Young. The Board of Directors has determined that Mr. Goodyear qualifies as an audit committee financial expert and is independent. The Audit and Risk Management Committee’s responsibilities include selecting an independent registered public accounting firm to audit Camco and its subsidiaries, overseeing the audit of Camco’s financial statements, and evaluating the accounting firm’s performance. This Committee also reviews and approves internal audit services, plans, budget, activities, staffing and organizational structure of the internal audit function as well as its effectiveness.

Camco has a robust enterprise risk management program, which is under the oversight of the Audit and Risk Management Committee. This program identifies the primary risks to Camco’s business, provides interim updates of those risks to the Board and periodically monitors and evaluates the primary risks associated with particular business units and functions. The chairperson of management’s Audit and Risk Management Committee presents the inherent risk, trends, risk mitigation status and residual risk quarterly to the Board’s Audit and Risk Management Committee for the following risk areas: liquidity, interest rate risk, credit, compliance, operational, reputational, strategic and legal. The Audit and Risk Management Committee ensures management is efficiently and effectively identifying, reporting and monitoring significant risk of Camco. This information is also received by the full Board.

The Audit and Risk Management Committee is also responsible for selecting and retaining a third party to perform loan review. The Committee reviews and discusses with management loan reports received and ensures that Camco has a comprehensive policy on loan review. Additionally, the Audit and Risk Management Committee reviews the procedures for the receipt, retention, and treatment of complaints received by Camco regarding accounting, auditing and other matters that may be submitted by any party internal or external to the organization. This Committee reviews procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting, auditing or other matters.

A more detailed description of the Audit and Risk Management Committee’s functions is set forth in its charter. The Audit and Risk Management Committee met five times during 2012 and had nine telephonic conference calls.

Corporate Governance and Nominating Committee

The Board of Directors of Camco has a Corporate Governance and Nominating Committee whose 2012 and 2013 members are Messrs. Douglas, Tucker and Young. The Corporate Governance and Nominating Committee provides a forum for independent directors to address issues of corporate governance, including the selection of nominees for director, and guides the Board in managing its affairs and operating in a manner that best serves Camco’s stockholders. The Corporate Governance and Nominating Committee met four times during 2012 and had three telephonic conference calls.

Executive Committee

The Board of Directors of Camco has an Executive Committee whose 2012 and 2013 members are Messrs. Douglas, Goodyear, Huston and Tucker. The Executive Committee provides a forum for exercising the power and authority of the Board of Directors when the Board is not in session, subject to certain limitations. The Executive Committee held one telephonic conference call during 2012.

Compliance Oversight Committee

The Board of Directors of Camco believes that overseeing how management controls current high risk areas is one of its most important functions. The Board created a Compliance Oversight Committee (which includes all Board members) to monitor the progress of compliance with regulatory orders and exam comments. The Compliance Oversight Committee met twelve times during 2012.

Director Compensation

During 2012, each non-employee director of Camco received a retainer of $1,100 for service on the Board of Camco and $91.67 for each Board meeting attended, with one paid absence per year, up to a total of twelve paid meetings. Each director of Camco is also a director of Advantage Bank. During 2012, each non-employee director received a retainer of $9,900 for service on the Board of Advantage Bank and $825 per Board meeting attended, with one paid absence per year, up to a total of thirteen paid meetings. The Lead Independent Director also receives an additional $600 per year paid semi-annually by Camco and $5,400 per year paid semi-annually by Advantage Bank for additional duties performed. In addition, non-employee directors received a fee of $300 for each scheduled committee meeting attended. The chair of each committee received an additional fee of $200 or $300 per meeting. Meeting fees are not paid for telephonic meetings or conference calls unless voted and approved by the Board of Directors. Camco does not pay fees to directors who are also employees.

The total compensation paid to each non-employee director is set forth in the table below:

Name	Fees Earned Or Paid in Cash	Stock Awards(1)	Total
Mr. Cook(2)	$0	$8,550	$8,550
Mr. Dix	18,525	6,175	24,700
Mr. Douglas	27,317	0	27,317
Mr. Feick	23,200	0	23,200
Mr. Goodyear	12,500	12,500	25,000
Dr. Miller	25,317	0	25,317
Mr. Spragg(2)	3,358	3,358	6,716
Mr. Tucker	15,517	17,000	32,517
Mr. Young	12,808	12,808	25,616

(1)	The amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are related to fair value of stock on date of purchase. These amounts are held in the Director Deferred Compensation Plan and will be paid in Camco stock upon termination.
(2)	Two new directors were elected in 2012 as follows: Mr. Cook—August 29, 2012 and Mr. Spragg—October 9, 2012.

Director Stock Ownership Requirements

In accordance with Section 3.13 of the Bylaws, a director must own at least 1,000 shares of Camco’s stock during his or her first year of service on the Board. The Board believes that each director who has served on the Board for at least five years should, at a minimum, own 5,000 shares of Camco stock or have invested $75,000 in Camco stock, and maintain this minimum investment throughout his or her service on the Board.

EXECUTIVE OFFICERS

The following information is supplied for certain executive officers of Camco and Advantage Bank who do not serve on Camco’s Board of Directors.

David S. Caldwell, 50, has served as the Senior Vice President in charge of Retail Banking and Financial Services of Advantage Bank since December 2001. From July 2001 through December 2001, Mr. Caldwell served as Division President of the Cambridge Division of Advantage Bank. Mr. Caldwell joined Camco in September 2000 and previously served as President and Chief Executive Officer of Westwood Homestead Savings Bank in Cincinnati, Ohio. Prior to joining Westwood Homestead Savings Bank, Mr. Caldwell served for three years as a Senior Vice President of Central Carolina Bank & Trust, Durham, North Carolina.

Laurence S. Christ, 58, has served as Senior Vice President and Chief Credit Officer in charge of credit services of Advantage Bank since April 2009. Mr. Christ was with Merrill Lynch Commercial Finance Corporation in Chicago, Illinois from July 2006 through March 2009 as Director of Investment Real Estate Lending. Previously, he was Vice President, Chief Credit Officer (Central Ohio) for Fifth Third Bank in Columbus, Ohio from December 2001 through January 2006 and with Bank One in Columbus, Ohio from October 1988 through November 2001 ending as Vice President, Credit Approval Officer. He began his commercial banking career in 1982 with Texas Commerce Bank in Houston, Texas.

Troy D. Greenwalt, 47, has served as Senior Vice President, Chief Lending Officer for Advantage Bank in charge of commercial banking since March 2009. Mr. Greenwalt has 25 years of banking experience that include retail management, operations, sales and training for consumer and commercial lending. Prior to joining Advantage Bank, Mr. Greenwalt was Vice President Director of Banking and Team Leader for Merrill Lynch from August 2006 until March 2009. His prior experience includes serving as Senior Vice President Assistant Marketing Manager and Vice President Senior Sales Executive with Huntington National Bank, Columbus, Ohio from January 1995 until July 2006.

John E. Kirksey, 56, has served as Senior Vice President, Chief Financial Officer and Treasurer of Camco and Advantage Bank since March 30, 2011. Mr. Kirksey was previously employed by Modern Medical, Inc. from 2008 through 2010 serving as the Director of Operations. Prior to that, Mr. Kirksey served in several financial leadership roles at JPMorgan Chase. There he served as Vice President/Planning and Analysis Manager, Retail Banking from 2002 to 2008, Vice President/Senior Finance Manager, Retail Group from 1997 to 2002, and Vice President/Strategic Planning in 1996 with Banc One Corporation. At Bank One, Richmond, Mr. Kirksey served as Chief Financial Officer from 1989 to 1996.

Kristina K. Tipton, 48, has served as the Senior Vice President, Principal Accounting Officer of Camco and Advantage Bank since January 2013. Previously, Mrs. Tipton served as Vice President, Principal Accounting Officer of Camco and Advantage Bank from May 2008 to January 2013, Vice President of Advantage Bank and the Corporate Controller of Camco Financial Corporation from January 2006 to May 2008. Prior to January 2006, Mrs. Tipton served as AVP Corporate Controller and Assistant Corporate Controller, and was initially hired in July 1999 as Senior Staff Accountant. Other prior accounting experience in Mrs. Tipton’s 25 years includes serving as Treasurer of Caldwell Savings & Loan and Accounting Assistant at Detroit Diesel Remanufacturing – East.

Edward A. Wright, 51, has served as the Senior Vice President in charge of operations and information services of Advantage Bank since May 2001. Mr. Wright joined Cambridge Savings Bank in 1984 and served as Vice President and Chief Operating Officer of Cambridge Savings Bank from May 1998 until May 2001.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation for the CEO and Camco’s other two most highly compensated executive officers who received total compensation in excess of $100,000 during 2012 for services rendered to Camco and its subsidiaries (the “Named Executive Officers”):

Name & Principal Position	Year	Salary ($)	Restricted Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation(3) ($)	Total ($)
James E. Huston President, CEO and Chairman	2012 2011	313,809 306,158	376,570 384,611	457,769 192,306	24,484 25,211	1,172,633 908,286
David S. Caldwell SVP, Retail Banking	2012 2011	153,291 149,545	32,045 29,526	32,232 27,706	12,690 13,062	230,258 219,838
Laurence S. Christ SVP, Chief Credit Officer	2012 2011	142,674 139,196	29,657 24,771	29,831 24,915	15,911 17,162	218,073 206,044

(1)	The amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are discussed in “Note M — Benefit Plans” to Camco’s audited financial statements for the fiscal year ended December 31, 2012, which are included in Camco’s Annual Report on Form 10-K for the same period. The maximum amount available for grant was $470,713, $32,766, and $30,496 for Mr. Huston, Mr. Caldwell and Mr. Christ, respectively.
(2)	The amounts represent the cash portion of the 2012 performance-based incentive plan. The values represent the award earned in the respective fiscal year although it is paid in the early part of the following year.
(3)	The amounts listed include the benefits and perquisites in the following table:

Name	401(k) Matching Contribution	Car Allowance	Club Dues	Split Dollar Life Insurance	Other	Total
James E. Huston	$12,552	$2,732	$8,000	—	$1,200	$24,484
David S. Caldwell	6,131	2,390	2,755	$213	1,200	12,690
Laurence S. Christ	4,756	7,200	2,755	—	1,200	15,911

2012 Performance-Based Incentive Award Plan

Camco uses annual cash and equity incentives to focus attention on current strategic priorities and drive achievement of corporate objectives. Incentive plan awards for the Named Executive Officers are based on the achievement of corporate performance objectives which are established annually by Camco’s Compensation Committee and approved by the Board.

The Compensation Committee set specific threshold, target and maximum dollar amounts and weightings for each of the corporate goals, including pre-tax earnings and levels of classified assets (which include real estate owned) and discretionary. For Mr. Caldwell, there was an additional criterion of average core deposits (which does not include certificates of deposit balances). If the threshold is not met for a particular goal, no award is paid for that goal. For Mr. Huston, there were different criteria related to his 2012 equity incentives as follows: Addition of two new directors, compliance with loan concentration limits, pre-tax return on average assets, tier 1 capital ratio and loans to assets ratio.

The amounts listed under “Non-Equity Incentive Plan Compensation” represent cash awards that were made to the Named Executive Officers based on Camco’s results in 2012. The amounts were based on the extent to which the 2012 corporate goals were accomplished.

Outstanding Equity Awards At Fiscal Year-End

The following table details unexercised stock option awards and restricted stock awards for the Named Executive Officers at December 31, 2012.

	Option Awards					Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable (1)		Number Of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
James E. Huston	75,000	(2)	—	$2.50	01/23/19	12,500	(3)	$25,500
	98,724		65,817	$2.51	02/26/20	129,281	(4)	$263,733
	36,947	(5)	55,422	$2.15	02/18/21
David S. Caldwell	4,851		—	$16.13	01/22/13	9,259	(4)	$18,888
	1,426		—	$17.17	01/27/14
	3,100		—	$16.51	01/27/15
	4,697		—	$14.10	02/01/16
	1,208		—	$12.35	01/23/17
	2,707		—	$8.92	01/22/18
	6,871		4,582	$2.51	02/26/20
	2,905		4,359	$2.15	02/18/21
Laurence S. Christ	4,291		2,862	$2.51	02/26/20	8,326	(4)	$16,985
	2,901		4,353	$2.15	02/18/21

(1)	Unless otherwise noted, all grants vest 20% immediately and 20% in each of the following four years.
(2)	Options are immediately exercisable on grant date.
(3)	Shares granted vest in four equal annual installments beginning on January 23, 2010.
(4)	Shares granted vested 20% immediately, and of the remaining restricted stock, 25% vested upon certification of the 2012 financial results, subject to the terms of an award agreement, and 75% will vest upon certification of the 2013 financial results, subject to the terms of an award agreement.
(5)	As a result of IRS rules, the portion of this award that becomes exercisable each year and exceeds $100,000 becomes a non-qualified option.

Pension Benefits

The following table details post-retirement pension benefit plans for the Named Executive Officers who have salary continuation agreements with Camco.

Name	Plan Name		Present Value of Accumulated Benefit ($)
James E. Huston	2009 Salary Continuation Agreement	(1)	158,815
	2010 Salary Continuation Agreement		335,094
David S. Caldwell	2002 Salary Continuation Agreement	(1)	310,413
Laurence S. Christ	2010 Salary Continuation Agreement		10,759

(1)	The present value of the accumulated benefit for each officer is the accrual balance as of December 31, 2012, determined using a discount rate of 6.17%.

Under the 2009 Salary Continuation Agreement with Mr. Huston, upon (i) termination of employment after Mr. Huston reaches age 65, (ii) an involuntary termination of employment by Camco (iii) termination of employment following a Change in Control, or (iv) termination of employment following Mr. Huston’s death, he will receive $20,000 annually, divided into 12 monthly payments, for 15 years. If Mr. Huston’s employment is otherwise terminated before he reaches age 65, except for cause, he will receive a pro-rated amount of the annual benefit; $16,000 as of December 31, 2012. If Mr. Huston’s employment is terminated for “Just Cause,” as defined in his employment agreement, he will receive no benefit under the Salary Continuation Agreement.

Under the 2002 Salary Continuation Agreement with Mr. Caldwell, upon termination of employment after Mr. Caldwell reaches age 65 or termination following Mr. Caldwell’s death, he will receive $140,900 annually, divided into 12 monthly payments, for 15 years. If Mr. Caldwell’s employment is terminated before he reaches age 65 following a disability or change of control, as those terms are defined in his Salary Continuation Agreement, he will receive a pro-rated amount of the annual benefit; $31,273 as of December 31, 2012. If Mr. Caldwell’s employment is otherwise terminated before he reaches age 65, except for cause, he will receive a pro-rated amount of the annual benefit; $31,273 as of December 31, 2012. If Mr. Caldwell’s employment is terminated for cause, as defined in his Salary Continuation Agreement, he will receive no benefits.

Under the 2010 Salary Continuation Agreements with Messrs. Huston and Christ, upon termination of employment for reasons other than death or disability, Mr. Huston will receive $66,281 annually, and Mr. Christ will receive $17,500 annually, which payments shall be made in 12 equal monthly payments for 10 years following the termination of service. Messrs. Huston and Christ are eligible to receive such benefits if the termination of employment occurs after a certain date, which for Mr. Christ is the date he reaches the age of 65 and for Mr. Huston is September 30, 2013. Prior to becoming eligible, if a termination of employment occurs within 24 months following a change in control, the Bank will pay the same monthly payment for each of 10 years immediately following the termination of employment. If death occurs prior to termination of employment, regardless of age, a beneficiary will be paid the same monthly payment for ten years. If prior to becoming eligible for full benefits, Mr. Huston or Mr. Christ experiences a disability or his employment is terminated for any reason other than death, a change in control or for cause, then he shall receive a lump sum payment of 100% of his present value of the accumulated benefit within 30 days of the disability or termination of employment. Messrs. Huston and Christ will not be entitled to any benefit in the event that their employment is terminated for cause or due to a removal or prohibition by any federal banking agency.

Non-qualified Deferred Compensation

Mr. Caldwell is the only Named Executive Officer who has entered into an Executive Deferred Compensation Agreement under which he may elect to defer annually a stated maximum amount of his salary and cash incentives until a specified date or until he is no longer employed by Camco. The maximum annual amount of deferral permitted for Mr. Caldwell is $25,000. Interest is credited on the deferral amounts at an annual rate equal to 75% of Camco’s ROAE rate for the preceding year, not to exceed an ROAE of 20%. There was $579 of interest credited for 2012 as Camco’s 2011 ROAE was .047%. Camco does not make any contributions to his deferred account.

Other Compensation

The Named Executive Officers are eligible to participate in Camco’s broad-based employee benefit plans, such as medical, disability and term life insurance programs. Camco believes these benefits are reasonable and help enable Camco to attract and retain employees for key positions.

Due to the geographic distance between Camco’s office locations, Camco determined it would be beneficial to provide certain Named Executive Officers either a company car or a car allowance. Camco provides a company car for Messrs. Huston and Caldwell. Mr. Christ receives a car allowance. Camco also pays for country club dues for Messrs. Huston, Caldwell and Christ. Camco paid for an additional club membership for Mr. Huston.

Flexible payment universal life insurance policies, which are carried on the books of Camco as tax-free earning assets and provide Camco with cost recovery of the benefit provided, have been purchased on the lives of certain employees, including Mr. Caldwell. No other Named Executive Officer currently has such a policy. Upon the death of Mr. Caldwell, his beneficiary will receive two times his base salary for the 12 months preceding the month in which he dies, up to a maximum of $300,000. The current death benefit for Mr. Caldwell is $300,000.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Camco entered into an employment agreement with Mr. Huston on December 31, 2008. The term of the Agreement provides for daily renewal so that the remaining unexpired term of the agreement is always 24 months. The term continues to renew until Camco gives Mr. Huston written notice of non-renewal. Then, the employment term ends on the date that is 24 months after the notice, unless the parties agree that the employment term ends on an earlier date. Each year through the employment term, the amount of Mr. Huston’s annual salary will be reviewed by the Board or a committee. The agreement provides for a base salary of not less than $295,000 and a performance review not less often than annually.

Under the agreement, Mr. Huston is entitled to participate in Camco cash and equity incentive plans which provide for the payment of certain bonuses upon the achievement of corporate performance objectives. His potential cash award will range from 0% to 150% of his base salary and he will be eligible to earn an equity award of options for shares equaling up to 200% of his base salary. The agreement also provides for the inclusion of Mr. Huston in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provides for vacation and sick leave.

Upon a termination of employment after a Change of Control (as defined in the agreement), Mr. Huston will be entitled to an amount equal to two times his “base amount” as such term is defined in Section 280G of the Internal Revenue Code, with an additional amount not to exceed .99 times the “base amount” that may be awarded at the discretion of the Camco Board. This payment may be reduced under certain conditions described in the agreement. In addition, upon a Change of Control, Mr. Huston will be entitled to continued health, life and disability insurance benefits until the earlier of 18 months or the date on which he is eligible to be included in another employer’s benefit plans.

If Camco terminates Mr. Huston because of a medically diagnosable condition, he will receive a lump sum payment equal to 50% of his current annual salary within 90 days following termination. At Mr. Huston’s expense, Camco shall provide health, life, and disability insurance benefits substantially equal to those being provided at the date of termination until the earlier of 18 months or the date on which he is employed full-time by another employer.

If Camco terminates Mr. Huston for other than Just Cause (as defined in the agreement) or a medically diagnosable condition and not in connection with a Change of Control, Camco will pay to Mr. Huston a lump sum equal to his then current annual salary for the number of months remaining in the agreement and provide him with health, life and disability insurance until the earliest of 18 months, the end of the term of the agreement or the date on which he is eligible to be included in another employer’s benefit plans.

During Mr. Huston’s employment and for a period of 24 months after his termination, Mr. Huston has agreed that he will not compete with Camco nor solicit any of its customers or employees.

Camco has a change of control agreement with each of Mr. Caldwell and Mr. Christ. Each agreement is for a term of one year, and provides for annual performance reviews by the Board of Directors, at which time the Board of Directors may extend the agreement for an additional one-year period. Under the agreements, if the officer is terminated by Camco for any reason other than just cause, within six months prior to a change of control, or within one year after a change of control, Camco will pay the officer (1) an amount equal to two times his annual compensation and (2) the premiums required to maintain coverage under the health insurance plan in which the officer is a participant immediately prior to the change of control until the earlier of (i) the second anniversary of the termination or (ii) the date the officer is included in another employer’s benefit plans. Camco defines annual compensation as base salary. The amounts that would have been payable at December 31, 2012 were: Mr. Caldwell—$306,582 and Mr. Christ—$285,348. The officer is also entitled to payments if he voluntarily terminates his employment within twelve months following a change of control for good reason, which is defined in the agreements as: (1) the capacity or circumstances in which the officer is employed are changed (including, without limitation, a reduction in responsibilities or authority, or a reduction in salary); (2) the officer is required to move his personal residence, or perform his principal executive functions, more than thirty-five miles from his primary office as of the date of the agreement; or (3) Camco otherwise breaches the agreement.

If Camco terminates any of the Named Executive Officers for Cause, Camco has no obligations to the executive after the date of termination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table details beneficial owners of more than 5% of Camco’s common stock on the Voting Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
James E. Huston 814 Wheeling Avenue Cambridge, Ohio 43725	1,405,562	(1)	9.99%
FVP Master Fund, L.P. c/o dms Corporate Services, Ltd. P.O. Box 1344 dms House 20 Genesis Close Grand Cayman, KY 1-1108 Cayman Islands	1,436,418	(2)	10.40%
Ryan Heslop Ariel Warszawski Firefly Value Partners, LP FVP GP, LLC Firefly Management Company GP, LLC 551 Fifth Ave., 36th Floor New York, NY 10176
Tontine Financial Partners, L.P. Tontine Management, L.L.C. Tontine Asset Associates, LLC Jeffrey L. Gendell 1 Sound Shore Drive, Suite 304 Greenwich, CT 06830	844,429	(3)	6.22%
Gator Financial Partners, LLC Gator Capital Management, LLC 100 S. Ashley Drive, Suite 895 Tampa, FL 33602	753,217	(4)	5.47%

(1)	Includes 526,908 shares that the Mr. Huston has the right to acquire within 60 days through the exercise of outstanding warrants and stock options; does not include 12,929 warrants that are not exercisable if such exercise would result in beneficial ownership of 10% or more. Mr. Huston shares voting power and investment power with respect to 155,130 shares and 52,565 warrants with his spouse and with respect to 7,464 shares and 3,632 warrants with his minor children.
(2)	Based on a Schedule 13G/A filed on February 14, 2013, Ryan Heslop, Ariel Warszawski, Firefly Value Partners, LP, FVP GP, LLC and Firefly Management Company GP, LLC reported shared voting power and investment power with FVP Master Fund, L.P. for 1,436,418 shares. The shared voting power and investment power includes 287,871 shares that the beneficial owners have the right to acquire within 60 days through the exercise of outstanding warrants.
(3)	Based on a Schedule 13G/A filed on February 8, 2013, Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Jeffrey L. Gendell reported shared voting power and investment power with respect to 400,794 shares, and Tontine Asset Associates, LLC and Jeffrey L. Gendell reported shared voting power and investment power with respect to 443,635 shares. Includes 50,000 shares that the beneficial owners have the right to acquire within 60 days through the exercise of outstanding warrants.
(4)	Based on a Schedule 13G filed on February 21, 2013, Gator Financial Partners, LLC, and Gator Capital Management, LLC, reported shared voting power and investment power with respect to 610,000 shares, and Gator Capital Management, LLC reported shared investment power with respect to an additional 143,217 shares. The shared voting power and investment power includes 247,225 shares that the beneficial owners have the right to acquire within 60 days through the exercise of outstanding warrants.

The following table sets forth certain information regarding the number of shares of common stock of Camco beneficially owned as of the Voting Record Date by each incumbent director and nominee, by each named executive officer and by all directors and executive officers of Camco as a group:

Name and address(1)	Sole voting and investment power(2)(3)(4)	Shared voting and/or investment power(5)	Percentage of shares outstanding
James E. Huston	1,186,771	218,791	9.99%
David S. Caldwell	271,664	12,230	2.12%
Laurence S. Christ	219,020	0	1.61%
Norman G. Cook	11,954	0	*
Andrew S. Dix	59,193	408	*
James D. Douglas	45,631	0	*
Terry A. Feick	85,029	0	*
Edward D. Goodyear	89,454	31,415	*
Carson K. Miller	47,339	0	*
James Spragg	11,708	0	*
Jeffrey T. Tucker	139,731	0	1.03%
J. Timothy Young	40,180	0	*
All directors and executive officers as a group (16 persons)	2,751,110	263,183	20.72%

*	Less than 1% of the outstanding shares.
(1)	Each of the persons listed in this table may be contacted at the address of Camco, 814 Wheeling Avenue, Cambridge, Ohio 43725.
(2)	Includes the following number of shares that may be acquired upon the exercise of options: Mr. Huston – 262,053; Mr. Caldwell – 31,059; Mr. Christ – 10,074; Mr. Feick – 5,742; Dr. Miller –5,742; Mr. Tucker – 5,742; Mr. Young – 742; Mr. Greenwalt – 12,305; Mr. Kirksey – 5,000; Ms. Tipton – 9,445; and Mr. Wright – 24,908.
(3)	Includes the following number of shares that may be acquired upon the exercise of warrants: Mr. Huston – 208,658 (does not include 12,929 warrants that are not exercisable if such exercise would result in beneficial ownership of 10% or more); Mr. Caldwell – 68,384; Mr. Christ – 62,500; Mr. Cook—2,857; Mr. Dix 10,000; Mr. Douglas – 12,500; Mr. Feick – 19,013; Mr. Goodyear – 13,019; Dr. Miller – 10,908; Mr. Spragg – 3,500; Mr. Tucker – 28,862; Mr. Young – 4,952; Mr. Greenwalt – 29,321; Mr. Kirksey – 28,573; Ms. Tipton – 5,000; and Mr. Wright – 74,320.
(4)	Includes the following number of shares that may be acquired upon the termination of the director’s position on the Board, pursuant to the director deferred compensation plan: Mr. Cook – 3,383; Mr. Dix – 49,193; Mr. Douglas – 8,131; Mr. Feick – 29,247; Mr. Goodyear – 26,902; Dr. Miller – 16,310; Mr. Spragg – 1,208; Mr. Tucker – 41,311; and Mr. Young – 33,086.
(5)	Includes the following number of shares that may be acquired upon the exercise of warrants: Mr. Huston – 52,565 with his spouse and 3,632 with his minor children; Mr. Caldwell – 3,091 with this minor children; Mr. Dix – 408 with his spouse; Mr. Goodyear – 10,283 with his spouse; and Mr. Wright – 113 with his minor child.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Camco’s executive officers and directors, and persons who own more than ten percent of Camco’s common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and to provide Camco with a copy of such form. Based on Camco’s review of the copies of such forms it has received, Camco believes that its executive officers and directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2012, except that one Form 3 was filed late on March 9, 2012 for Ms. Tipton, and one Form 4 was filed late on December 12, 2012 for Mr. Wright with one late transaction.

RELATED PERSON TRANSACTIONS

Some of the directors and executive officers of Camco have banking relationships with Advantage Bank. All loans made to directors and executive officers (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Camco; and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

The Board of Directors reviews all related party transactions. All loans to directors and executive officers are approved by a majority of the independent directors even though such loans are not made on favorable terms. The Code of Ethics provides that if any director or executive officer has an interest in a transaction involving Camco, it must be reported to the Audit and Risk Management Committee. The Audit and Risk Management Committee will determine if a conflict exists and the disinterested directors will approve or disapprove the transaction.

PROPOSAL 2 – APPROVAL OF THE CAMCO FINANCIAL CORPORATION 2013 EQUITY PLAN

General

The Board of Directors of Camco has adopted the 2013 Equity Plan subject to its adoption by the affirmative vote of the holders of a majority of the shares of Camco’s common stock represented in person or by proxy at the Annual Meeting. The Board of Directors of Camco recommends that the stockholders approve the 2013 Equity Plan.

The 2013 Equity Plan is an equity incentive plan that has been structured in a manner such that Awards granted under the 2013 Equity Plan will comply with the requirements of Section 162(m) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder (collectively, “Section 162(m)”). Section 162(m) eliminates a federal income tax deduction for annual compensation in excess of $1 million paid by Camco to the President and Chief Executive Officer, and each of the three most highly compensated executive officers (other than the President and Chief Executive Officer or the Chief Financial Officer) whose compensation is required to be disclosed pursuant to Item 402 of SEC Regulation S-K, in any one year unless that compensation qualifies as “qualified performance-based compensation” under Section 162(m).

One requirement for compensation to be qualified performance-based is that the material terms of the performance goals under which compensation may be paid be disclosed and approved by stockholders every five years. For purposes of Section 162(m), the material terms include: (1) the employees eligible to receive compensation; (2) a description of the business criteria on which the performance goal(s) may be based, and (3) the maximum amount of compensation that can be paid to an employee under the performance goal(s). With respect to the 2013 Equity Plan, each of these aspects is discussed below, and stockholder approval of the 2013 Equity Plan is intended to constitute approval of each of these aspects of the 2013 Equity Plan for purposes of the approval required by Section 162(m).

The purpose of the 2013 Equity Plan is to promote Camco’s long-term financial success and increase stockholder value by motivating performance through incentive compensation. The 2013 Equity Plan is intended to encourage participants to acquire ownership interests in Camco, attract and retain talented employees and directors and enable participants to participate in Camco’s long-term growth and financial success. The 2013 Equity Plan serves these purposes by making equity- and cash-based awards (“Awards”) available for grant to eligible participants in the form of:

•	nonqualified stock options to purchase shares of common stock (“NQSOs”);

•	incentive stock options to purchase shares of common stock (“ISOs” and, together with NQSOs, “Options”);

•	stock appreciation rights (“SARs”);

•	restricted shares of common stock (“Restricted Stock”);

•	other stock-based Awards – Awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of the shares of common stock (“Other Stock-Based Awards”); and

•	awards that may be settled in cash or shares of common stock based on the attainment of one or more performance criteria (“Performance-Based Awards”).

If approved by the stockholders, the 2013 Equity Plan will replace Camco’s existing long-term incentive plan, the 2010 Equity Plan (the “Prior Plan”). As of April 9, 2013, there were 192,525 shares of common stock available for the grant of awards under the Prior Plan.

The following is a summary of the terms of the 2013 Equity Plan and is qualified in its entirety by reference to the full text of the 2013 Equity Plan, a copy of which is attached as Exhibit A.

Administration

The Compensation Committee will administer the 2013 Equity Plan. The Compensation Committee will be comprised of at least two directors, each of whom is an “outside director” within the meaning of Section 162(m) and a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act.

In its capacity as plan administrator, the Compensation Committee will determine which participants will be granted Awards, the type of each Award granted and the terms and conditions of each Award consistent with the terms and conditions of the 2013 Equity Plan. The Compensation Committee will also have full power and authority to (1) establish, amend and rescind rules and regulations relating to the 2013 Equity Plan, (2) interpret the 2013 Equity Plan and all related award agreements and (3) make any other determinations that it deems necessary or desirable for the administration of the 2013 Equity Plan. Any action taken by the Compensation Committee will be final, binding and conclusive on all parties.

With respect to each Award granted under the 2013 Equity Plan, the Compensation Committee will determine the terms and conditions of the Award, including (1) the type of Award and when and how it may be exercised or earned, (2) any exercise price associated with the Award, (3) how the Award will or may be settled and (4) any other applicable terms and conditions affecting the Award.

Eligibility

The Compensation Committee may select any (1) employees of Camco and its affiliates, and (2) non-employee directors of Camco or its affiliates to receive Awards under the 2013 Equity Plan. As of April 9, 2013, there were nine non-employee directors of Camco and approximately 200 employees of Camco and its affiliates.

Available Shares of Common Stock

Subject to the adjustments discussed below, the aggregate number of shares of common stock available for the grant of Awards under the 2013 Equity Plan Plan (the “Share Limit”) will be the sum of:

•

The number of shares of common stock that, on the date the 2013 Equity Plan is approved by Camco’s stockholders, are authorized to be granted under the Prior Plan but which are not then subject to outstanding awards under the Prior Plan; plus

•

The number of shares of common stock that, on the date the 2013 Equity Plan is approved by Camco’s stockholders, are subject to awards issued under the Prior Plan which are subsequently forfeited under the terms of the Prior Plan; plus

•	1,000,0000 shares of common stock.

Shares of common stock issued under the 2013 Equity Plan may consist of (1) treasury shares, (2) authorized but unissued shares of common stock not reserved for any other purpose or (3) shares of common stock purchased by Camco or on Camco’s behalf in the open market for such purpose.

Upon the grant of an Award, we will reduce the number of shares of common stock available for issuance under the 2013 Equity Plan by an amount equal to the number of shares of common stock subject to such Award.

The following shares of common stock may be awarded under the 2013 Equity Plan and do not count against the Share Limit:

•

Shares of common stock covered by an Award granted under the 2013 Equity Plan that expires or is forfeited, cancelled, surrendered or otherwise terminated without the issuance of such shares of common stock;

•	Shares of common stock covered by an Award granted under the 2013 Equity Plan that, by its terms, may be settled only in cash;

•

Shares of common stock granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become eligible participants in the 2013 Equity Plan as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and Camco or any of its affiliates;

•

Shares of common stock subject to outstanding awards under the Prior Plan as of the Effective Date that, on or after the Effective Date, cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares of common stock; and

•	Shares of common stock returned to Camco pursuant to the terms of any clawback policy, provision or agreement.

In the event of any common stock dividend, common stock split, recapitalization, merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares of common stock or any other change affecting the shares of common stock, the Compensation Committee will make such substitutions and adjustments as it deems equitable and appropriate to (1) the number of shares of common stock that it may issue under the 2013 Equity Plan, (2) any common stock-based limits imposed under the 2013 Equity Plan and (3) the exercise price, number of shares of common stock and other terms or limitations applicable to outstanding Awards.

On April 9, 2013, the closing price of the shares of common stock on Nasdaq was $3.37.

Limitations on Awards

Subject to the adjustments discussed above, during any fiscal year, the Compensation Committee may not: (1) make grants of all forms of Awards to all participants in the 2013 Plan covering more than an aggregate of 350,000 shares of common stock; (2) make grants of all forms of Awards to a single employee covering more than an aggregate of 225,000 shares of common stock; or (3) make grants of all forms of Awards to a single non-employee director covering more than an aggregate of 5,000 shares of common stock. Additionally, subject to the adjustments discussed above and unless the Compensation Committee determines that an Award shall not be designated as “qualified performance-based compensation” under Section 162(m), during any fiscal year, the Compensation Committee may not grant to any employee Performance-Based Awards intended to be “qualified performance-based compensation” under Section 162(m) that are to be settled in cash in an aggregate amount equal to or more than $750,000.

Types of Awards

Options. The Compensation Committee may grant Options at any time during the term of the 2013 Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any Option will be at least equal to the fair market value of the shares of common stock (i.e., the closing price of the shares of common stock on Nasdaq) on the date the Option is granted, and may be paid (1) in cash, (2) by tendering previously-acquired shares of common stock, (3) by a cashless exercise and/or (4) through any other method approved by the Compensation Committee. The Compensation Committee will also determine the term of the option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option. The Compensation Committee will also specify whether the Option is intended to be an ISO or a NQSO. The Compensation Committee may grant all of the shares of common stock available for issuance under the 2013 Equity Plan with respect to ISOs. However, the Compensation Committee may only grant ISOs to employees of Camco or its subsidiaries, and ISOs will be subject to certain additional restrictions, including without limitation the $100,000 limitation on ISOs first becoming exercisable in a calendar year and limitations for employees possessing more than 10% of the total combined voting power of all classes of stock of Camco or any of its subsidiary corporations.

Stock Appreciation Rights. The Compensation Committee may grant SARs at any time during the term of the 2013 Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any SAR will be at least equal to the fair market value of the shares of common stock on the date the SAR is granted. The Compensation Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR. Upon exercise of a SAR, a participant will be entitled to receive an amount equal to the difference between (1) the fair market value of a share of common stock on the exercise date and (2) the exercise price per share of common stock, multiplied by the number of shares of common stock with respect to which the SAR is exercised. A SAR may be settled in shares of common stock, cash or a combination thereof, as specified by the Compensation Committee.

Restricted Stock. The Compensation Committee may grant shares of Restricted Stock at any time during the term of the 2013 Equity Plan in such number, and upon such terms and conditions, as it determines. Restricted Stock consists of shares of common stock that are issued to a participant but are subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions which may include, without limitation, (1) a requirement that participants pay a purchase price for each share of Restricted Stock, (2) restrictions based on the achievement of specific performance goals, (3) time-based restrictions or (4) holding requirements or sale restrictions upon vesting. The Compensation Committee will determine the terms, conditions and restrictions applicable to each Restricted Stock Award.

During the period that the shares of Restricted Stock remain subject to forfeiture, (1) Camco may retain the certificates representing shares of Restricted Stock, (2) a participant may not sell or otherwise transfer the shares of Restricted Stock and (3) unless otherwise provided in a related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends and other distributions paid with respect to the shares of Restricted Stock (except that receipt of any such dividends and other distributions will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock). At the end of the restriction period, (1) the participant will forfeit the shares of Restricted Stock if all terms, conditions and restrictions have not been met, or (2) we will distribute the shares of Restricted Stock to the participant if all terms, conditions and restrictions have been met.

Other Stock-Based Awards. The Compensation Committee may grant Other Stock-Based Awards at any time during the term of the 2013 Equity Plan in such number, and upon such terms and conditions, as it determines. The Compensation Committee may grant Other Stock-Based Awards in such form as it determines, including, without limitation, (1) unrestricted shares of common stock or (2) time-based or performance-based restricted stock units that are settled in shares of common stock and/or cash. The Compensation Committee will specify the terms and conditions upon which the Other Stock-Based Award will vest, the form of settlement (which may be cash, shares of common stock or a combination thereof), whether the Award will include dividend equivalents and any other terms and conditions of the Award.

Performance-Based Awards. Under the terms of the 2013 Equity Plan, the Compensation Committee may grant Performance-Based Awards at any time during the term of the 2013 Equity Plan in such number, and upon such terms and conditions, as it determines. The Compensation Committee shall specify the payment amount or payment range, whether the Award is payable in cash or shares of common stock, the time and method of settlement and other terms and conditions, including, that the vesting and/or payment of the Performance-Based Award is subject to the attainment of one (1) or more performance goals during a performance period established by the Compensation Committee.

The performance goals, upon which the payment or vesting of an Award to any employee that is intended to qualify as “qualified performance-based compensation” under Section 162(m) may be based, will be limited to the following performance measures (the “Performance Goals”):

•	Earnings per share (actual or targeted growth);

•	Net income after capital costs;

•	Net income (before or after taxes);

•	Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity);

•	Efficiency ratio;

•	Full-time equivalency control;

•	Stock price (including, but not limited to, growth measures and total stockholder return);

•	Noninterest income compared to net interest income ratio;

•	Expense targets;

•	Operating efficiency;

•	Economic value added or EVA(R);

•	Credit quality measures;

•	Customer satisfaction measures;

•	Loan growth;

•	Deposit growth;

•	Net interest margin;

•	Fee income;

•	Operating expense;

•	Balance sheet measures including assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, and investments;

•	Balance sheet management;

•	Classified loans plus REO;

•	Fair market value of Shares;

•	Interest income;

•	Investment management;

•	Loans to assets ratio;

•	Maintenance or improvement of net interest income;

•	Market capitalization;

•	Market share;

•	Pre-provision net revenue;

•	Noninterest income growth;

•	Pretax earnings;

•	Pretax income;

•	Productivity ratios;

•	Reduction or maintenance in noninterest expense;

•	Revenues;

•	Risk management measures including interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings;

•	Stockholder returns;

•	Share price appreciation; and

•	Tangible common equity or return on tangible common equity.

For Awards not intended to comply with Section 162(m), the Compensation Committee may establish performance goals based upon any of the performance measures described above or upon any other performance criteria the Compensation Committee deems appropriate.

Any of the performance measures described above may be used to measure performance with respect to solely Camco and/or any of its subsidiaries, or relatively between Camco and/or any subsidiary and one or more unrelated entities. In addition, the Compensation Committee can apply different performance measures to different participants or groups of participants, and to results achieved by solely Camco or any of its subsidiaries, a combination of the two, or any combination of business units or divisions of Camco and its subsidiaries.

For any Award that is intended to be “qualified performance-based compensation” under Section 162(m), the Compensation Committee must establish performance goals in writing for each performance period no later than the earlier of (1) 90 days after the beginning of the performance period or (2) the expiration of 25% of the performance period. As of the end of each performance period, the Compensation Committee must certify in writing the extent to which a participant has or has not met the participant’s performance goal(s). To the extent consistent with Section 162(m), if applicable, performance goals may be calculated without regard to extraordinary items or adjusted, as the Compensation Committee deems equitable, in recognition of unusual or non-recurring events affecting Camco and/or one of its subsidiaries or changes in applicable tax laws or accounting principles.

Additionally, to the extent permitted by Section 162(m), if applicable, the Compensation Committee must make (1) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting the shares of common stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or similar corporate change and (2) similar adjustments to any portion of performance criteria that is not based on shares of common stock but which is affected by an event having an effect similar to those just described.

Termination of Employment or Service

The Compensation Committee will determine the extent to which each Award granted under the 2013 Equity Plan will vest and the extent to which a participant will have the right to exercise and/or settle the Award in connection with a participant’s termination of employment or service. Such provisions need not be uniform among all Awards and may reflect distinctions based on the reasons for termination.

Change of Control

Except as otherwise provided in a related award agreement, in the event of a Change of Control (as such term is defined in the 2013 Equity Plan), the Compensation Committee may take such actions, if any, as it deems necessary or desirable with respect to any outstanding Award as of the date of the consummation of such Change of Control. Such actions may include, without limitation, (1) the acceleration of the vesting, settlement and/or exercisability of an Award, (2) the payment of a cash amount in exchange for the cancellation of an Award and/or (3) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any Awards affected by the Change of Control.

Transferability

Except as otherwise provided in a related award agreement, (1) a participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate an Award, except by will or the laws of descent and distribution and (2) during a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise an Award.

No Rights as a Stockholder

Except as otherwise provided in the 2013 Equity Plan or in a related award agreement, a participant will not have any rights as a stockholder with respect to shares of common stock covered by an Award unless and until the participant becomes the record holder of such shares of common stock.

Repricing

The 2013 Equity Plan expressly prohibits the Board or Compensation Committee from amending the terms of an outstanding Award to (1) reduce the exercise price of an outstanding Option or SAR or (2) cancel an outstanding Option or SAR in exchange for cash or other Awards (including Options or SARs) having an exercise price less than the exercise price of the original Option or SAR, without stockholder approval.

Effective Date and Term

The 2013 Equity Plan will become effective upon its approval by the stockholders and, unless earlier terminated, will continue until March 26, 2023.

Amendment or Termination

The Board or Compensation Committee may amend or terminate the 2013 Equity Plan at any time, except that no amendment or termination may be made without stockholder approval if (1) the amendment materially increases the benefits accruing to participants, (2) the amendment materially increases the aggregate number of shares of common stock authorized for grant under the 2013 Equity Plan, (3) the amendment materially modifies the eligibility requirements for participation or (4) such approval is required by any law, regulation or stock exchange rule.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the 2013 Equity Plan. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2013 Equity Plan.

Incentive Stock Options. We intend for ISOs to qualify for special treatment available under Section 422 of the Code. A participant will not recognize taxable income when an ISO is granted and we will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an ISO provided that the participant was, without a break in service, an employee of Camco or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to disability).

If the participant does not sell or otherwise dispose of the shares of common stock acquired upon the exercise of an ISO within two years from the grant date of the ISO or, if longer, within one year after the participant receives the shares of common stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the shares of common stock in an amount equal to the lesser of (1) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the shares of common stock over the exercise price, and we will be entitled to a corresponding deduction. Any amount realized in excess of the value of the shares of common stock on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares of common stock.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options. A participant will not recognize any income when a NQSO is granted, and we will not receive a deduction at that time. However, when a NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of common stock that the participant purchased on the date of exercise over the exercise price. If a participant uses shares of common stock or a combination of shares of common stock and cash to pay the exercise price of a NQSO, the participant will recognize ordinary income equal to the value of the excess of the number of shares of common stock that the participant purchases over the number of shares of common stock that the participant surrenders, less any cash the participant uses to pay the exercise price. When a NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a NQSO is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after the participant acquired them by exercising the NQSO. Conversely, if the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a NQSO is less than the aggregate exercise price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after the participant acquired them by exercising the NQSO.

Stock Appreciation Rights. A participant will not recognize taxable income when a SAR is granted, and we will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the shares of common stock the participant receives over the aggregate exercise price of the SAR and we will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a SAR is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a SAR is less than the aggregate exercise price that the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock. Unless a participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”), the participant generally will not recognize taxable income when Restricted Stock is granted, and we will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying shares of common stock are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the shares of common stock that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and we generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of these shares of common stock is greater than the fair market value of such shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of the shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the shares of common stock subject to the Restricted Stock Award on the grant date, and we will be entitled to a deduction equal to the income that the participant recognizes at that time.

However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the shares of common stock subject to a Restricted Stock Award, any appreciation between the grant date and the date the participant disposes of the shares of common stock will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of such shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Other Stock-Based Awards and Performance-Based Awards. Generally, a participant will not recognize taxable income when an Other Stock-Based Award or Performance-Based Award is granted, and we will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award or Performance-Based Award, the participant will recognize ordinary income equal to the cash and/or fair market value of the shares of common stock that the participant receives, less the aggregate exercise price of the Other Stock-Based Award or Performance-Based Award, if any. We generally will be entitled to a deduction equal to the income that the participant recognizes.

If the participant receives shares of common stock upon the settlement of an Other Stock-Based Award or Performance-Based Award and the amount the participant receives upon disposition of the shares of common stock acquired upon the settlement of the Other Stock-Based Award or Performance-Based Award is greater than the fair market value of the shares of common stock when they were issued to the participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after they were issued. Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the value of such shares when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after they were issued.

Section 409A. Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. We intend for the Awards granted under the 2013 Equity Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

Section 162(m). Section 162(m) disallows a deduction for any compensation paid to certain “covered employees” during any year in excess of $1,000,000 unless the compensation constitutes “qualified performance-based compensation.” For an Award granted under the 2013 Equity Plan, other than an Option or an SAR, to qualify as “qualified performance-based compensation,” the lapse of restrictions on the Award, and distribution of cash, shares of common stock or other property pursuant to such Award must be contingent upon satisfying one or more of the performance goals described above as established and certified by the Compensation Committee and the Award must satisfy the other requirements under Section 162(m). Any Options or SARs granted under the 2013 Equity Plan are expected to qualify as “qualified performance-based compensation” due to the terms under which such Awards must be granted.

Sections 280G and 4999. Sections 280G and 4999 of the Code impose penalties on “excess parachute payments.” A parachute payment occurs when payments are made to a “disqualified individual” (as defined under Section 280G) in connection with a change in control in an amount equal to or greater than 300% of the recipient’s taxable compensation averaged over the five calendar years ending before the change in control (or over the entire period of employment if the participant has been employed less than five calendar years). This average is called the “base amount.” An “excess parachute payment” is an amount equal to the excess of any parachute payments over 100% of the base amount.

Some participants in the 2013 Equity Plan may receive payments in connection with a change in control. If this happens, the value of any such participant’s payments from the 2013 Equity Plan must be combined with other payments that the participant is entitled to receive in connection with a change in control under other agreements with or plans of Camco or any of its subsidiaries. If the participant is a disqualified individual and the combined value of all payments is equal to or greater than 300% of the base amount, Camco will reduce any payments to the minimum extent necessary to avoid imposition of an excise tax and a loss of deduction.

IRS CIRCULAR 230 DISCLOSURE: IN ORDER TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, ANY U.S. FEDERAL INCOME TAX ADVICE CONTAINED IN THE FOREGOING IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE U.S. INTERNAL REVENUE CODE OR PROMOTING, MARKETING, OR RECOMMENDING TO ANOTHER PERSON, ANY TRANSACTION OR OTHER MATTER ADDRESSED HEREIN.

New Plan Benefits

All Awards granted under the 2013 Equity Plan will be at the discretion of the Compensation Committee and, in the case of Performance-Based Awards, dependent upon Camco’s future performance. As a result, the specific number and terms of Awards that (1) will be granted to participants or (2) would have been granted to participants during the 2012 fiscal year had the 2013 Equity Plan been in place, are not determinable.

The following table provides information as of December 31, 2012 with respect to the shares of Camco common stock that may be issued under Camco’s existing equity compensation plans. As stated above, if approved by the stockholders, the 2013 Equity Plan will replace the Prior Plan. Although awards outstanding under the Prior Plan will remain in effect in accordance with their respective terms, the number of securities available for future issuance as shown below will be eliminated.

Plan Category	Number of securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	581,888	$4.62	360,683

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2013 EQUITY PLAN.

PROPOSAL 3 – ADVISORY VOTE ON CAMCO FINANCIAL CORPORATION

EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the rules and regulations adopted by the SEC under the Dodd-Frank Act, require that Camco’s stockholders have an opportunity to approve, in a non-binding advisory vote, the compensation of the Named Executive Officers as disclosed in this proxy statement. Camco’s Named Executive Officers are those individuals included in the Summary Compensation Table on page 12 in this proxy statement. The compensation being approved is the compensation required to be disclosed in this proxy statement by the rules of the SEC, including the compensation described under “Compensation of Executive Officers” above, the accompanying tables and any related material disclosed in this proxy statement.

The Board of Directors has structured the executive compensation program with the following objectives in mind: compensation should be directly linked to corporate operating performance, and all officers should receive fair and equitable compensation for their respective levels of responsibility and supervisory authority compared to their peers within Camco as well as their peers within the financial services industry. The Board of Directors urges you to read the sections of this proxy statement on executive compensation and the related compensation tables on pages 12 through 16.

The Board of Directors is asking you to approve the following resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“Resolved, that the stockholders approve the compensation of Camco’s named executive officers as named in the Summary Compensation Table of Camco’s 2013 Proxy Statement, as described under ‘Compensation of Executive Officers,’ the compensation tables and the related disclosure contained on pages 12 – 16 in the Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors, or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF CAMCO’S EXECUTIVE COMPENSATION.

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON CAMCO

FINANCIAL CORPORATION EXECUTIVE COMPENSATION

The Dodd-Frank Act and corresponding SEC rules enable stockholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of Camco’s executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two or three years. Accordingly, the following resolution is submitted for an advisory stockholder vote at the Annual Meeting:

“Resolved, that the stockholders advise that an advisory resolution with respect to executive compensation should be presented to the stockholders every one, two, or three years as reflected by their votes for each of these alternatives in connection with the resolutions.”

In voting on this resolution, you should mark your proxy for one, two, or three years based on your preference to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you should abstain.

The Board of Directors believes that a resolution to approve the compensation of our Named Executive Officers should be presented to stockholders every three years because a three-year cycle will allow stockholders sufficient time to evaluate the effectiveness of incentive programs and compensation strategies, while allowing the Board of Directors and the Compensation Committee the opportunity to review and respond to stockholder input and modify the executive compensation programs, if necessary.

Because your vote is advisory, it will not be binding upon Camco’s Board of Directors or the Compensation Committee. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of advisory stockholder approval of the compensation of Named Executive Officers.

A plurality of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve one of the selections under this advisory proposal. Proxies received by Camco and not revoked prior to the Annual Meeting will be voted in favor of “every 3 years” unless otherwise instructed by the stockholder. Abstentions, broker non-votes, and votes withheld have no effect on the vote on frequency of holding a vote on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE FOR THE APPROVAL OF CAMCO’S EXECUTIVE COMPENSATION TO BE HELD EVERY THREE YEARS.

AUDIT AND RISK MANAGEMENT COMMITTEE REPORT

The Audit and Risk Management Committee of the Board of Directors of Camco is comprised of three directors, all of whom are considered “independent” under Rule 5605(a)(2) of NASDAQ’s listing rules. The committee is responsible for overseeing Camco’s accounting functions and controls, as well as selecting an accounting firm to audit Camco’s financial statements. The committee has adopted a charter, which provides that the committee has the sole authority to select, compensate, oversee, evaluate and, where appropriate, replace Camco’s independent registered public accounting firm. Additionally, the charter requires the committee to review and approve in advance any audit and non-audit services to be provided by Camco’s independent registered public accounting firm, other than “prohibited non-auditing services.” The committee has the sole authority to make these approvals, although such approval has been delegated to the Chairman of the committee, Mr. Goodyear. Any actions taken by the Chairman are subsequently presented to the committee for ratification. The committee approved all services provided by Plante Moran in 2012.

The Audit and Risk Management Committee has developed procedures for the receipt, retention and treatment of complaints received by Camco from stockholders regarding accounting, internal accounting controls, auditing or other matters and a process for receiving and investigating confidential, anonymous submission of concerns regarding questionable accounting, auditing or other matters by employees of Camco. These procedures are available on Camco’s website: www.camcofinancial.com.

The Audit and Risk Management Committee received and reviewed the report of Plante Moran regarding the results of their audit as well as the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit and Risk Management Committee determined that the provision by Plante Moran of the services included in the table below under “All Other Fees” is compatible with maintaining Plante Moran’s independence. The committee reviewed and discussed the audited financial statements with the management of Camco. A representative of Plante Moran also discussed with the committee the independence of Plante Moran from Camco, as well as the matters required to be discussed by Statement of Auditing Standards No. 61, as may be amended from time to time. Discussions between the committee and the representative of Plante Moran included the following:

•	Plante Moran’s responsibilities in accordance with standards of the Public Company Accounting Oversight Board;

•	The initial selection of, and whether there were any changes in, significant accounting policies or their application;

•	Management’s judgments and accounting estimates;

•	Whether there were any significant audit adjustments;

•	Whether there were any disagreements with management;

•	Whether there was any consultation with other accountants;

•	Whether there were any major issues discussed with management prior to Plante Moran’s retention;

•	Whether Plante Moran encountered any difficulties in performing the audit;

•	Plante Moran’s judgments about the quality of Camco’s accounting principles; and

•	Plante Moran’s responsibilities for information prepared by management that is included in documents containing audited financial statements.

Based on its review of the financial statements and its discussions with management and the representative of Plante Moran, the Audit and Risk Management Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit and Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012.

Andrew S. Dix

Edward D. Goodyear

J. Timothy Young

PROPOSAL 5 – RATIFICATION OF SELECTION OF AUDITORS

The Audit and Risk Management Committee has selected Plante Moran as the independent registered public accounting firm for Camco for the 2013 fiscal year. The Board is requesting that the stockholders ratify this selection. If the stockholders do not ratify the selection of Plante Moran, the selection of independent auditors may be reconsidered by the Audit and Risk Management Committee. The Audit and Risk Management Committee expects that a representative from Plante Moran will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF AUDITORS.

AUDIT FEES

The aggregate fees billed by Plante Moran to Camco for the years ended December 31, 2012 and 2011, are as follows:

	2012	2011
Audit Fees	$289,150	$220,750
Audit-Related Fees (1)	72,666	13,740
Tax Fees (2)	47,380	45,530
All Other Fees (3)	11,000	10,500

Total Fees	$420,196	$290,520

(1)	Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Camco’s financial statements, such as addressing regulatory issues and internal audit questions, ALLL validation and comfort letter associated with capital raise.
(2)	Includes fees for tax compliance, tax planning, and tax advice that do not impair the independence of the auditor and that are consistent with the SEC’s rules on auditor independence, such as the preparation of tax returns.
(3)	These fees were incurred for the audit of Camco’s employee benefit plans.

PROPOSALS OF STOCKHOLDERS AND COMMUNICATION WITH THE BOARD

Any proposals of stockholders intended to be included in Camco’s proxy statement for the 2014 Annual Meeting of Stockholders (other than nominations for directors, as explained herein at “PROPOSAL 1 – ELECTION OF DIRECTORS”) should be sent to Camco by certified mail and must be received by Camco not later than December 13, 2013. In addition, if a stockholder intends to present a proposal at the 2014 Annual Meeting without including the proposal in the proxy materials related to the meeting, and if the proposal is not received by March 5, 2014, then the proxies designated by the Board of Directors of Camco for the 2014 Annual Meeting of Stockholders of Camco may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

Camco’s Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications directly to the attention of the Corporate Governance and Nominating Committee of Camco Financial Corporation at 814 Wheeling Avenue, Cambridge, Ohio, 43725.

Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED POSTAGE PAID ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

By Order of the Board of Directors

/s/ James E. Huston
April 12, 2013	James E. Huston, Chairman of the Board

EXHIBIT A

CAMCO FINANCIAL CORPORATION

2013 EQUITY PLAN

Exhibit A

CAMCO FINANCIAL CORPORATION

2013 EQUITY PLAN

The purpose of the Plan is to promote the Company’s long-term financial success and increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participants to acquire ownership interests in the Company, attract and retain talented employees and directors and enable Participants to participate in the Company’s long-term growth and financial success.

ARTICLE I

DEFINITIONS

When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase shall include any and all of its other forms.

1.1 “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

1.2 “Affiliate” shall mean any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code, but modified as permitted under Treasury Regulations promulgated under any Code section relevant to the purpose for which the definition is applied.

1.3 “Award” shall mean any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Performance Based Award, or Other Stock-Based Award granted pursuant to the Plan.

1.4 “Award Agreement” shall mean any written or electronic agreement between the Company and a Participant that describes the terms and conditions of an Award. If there is a conflict between the terms of the Plan and the terms of an Award Agreement, the terms of the Plan shall govern.

1.5 “Board” shall mean the Board of Directors of the Company.

1.6 “Cause” shall mean, unless otherwise provided in a related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement or other agreement, as applicable), a Participant’s: (a) willful and continued failure to substantially perform assigned duties; (b) gross misconduct; (c) breach of any term of any agreement with the Company or any Affiliate, including the Plan and any Award Agreement; (d) conviction of (or plea of no contest or nolo contendere to) (i) a felony or a misdemeanor that originally was charged as a felony but which was subsequently reduced to a misdemeanor through negotiation with the charging entity or (ii) a crime, other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or any Affiliate; (e) violation of the Company’s code of conduct or any other policy of the Company or any Affiliate that applies to the Participant; and (f) issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Affiliates. Notwithstanding the foregoing, Cause will not arise solely because the Participant is absent from active employment during periods of vacation, consistent with the Company’s applicable vacation policy, or other period of absence approved by the Company.

1.7 “Change in Control” shall mean, unless otherwise provided in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of events contemplated by the employment agreement or other agreement, as applicable), the occurrence of any of the following:

(a)	the members of the Board on the effective date of this Plan (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided however, that any individual becoming a director after the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall also be treated as an Incumbent Director, but excluding any individual whose initial assumption of office occurs as a result of a proxy contest or any agreement arising out of an actual or threatened proxy contest;

(b)	the acquisition by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company; provided, however, that the provisions of this paragraph (b) shall not include the acquisition of voting securities by any entity or person with respect to which that acquirer has filed SEC Schedule 13G (or any successor form or filing) indicating that the voting securities were not acquired and are not held for the purpose of or with the effect of changing or influencing, directly or indirectly, the Company’s management or policies, unless and until that entity or person indicates that its intent has changed by filing SEC Schedule 13D (or any successor form or filing);

(c)	the consummation of a merger, consolidation or other business combination of the Company with or into another entity, or the acquisition by the Company of assets or shares or equity interests of another entity, as a result of which the stockholders of the Company immediately prior to such merger, consolidation, other business combination or acquisition, do not, immediately thereafter, beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such merger, consolidation or other business combination or the Company;

(d)	the sale or other disposition of all or substantially all of the assets of the Company; or

(e)	the liquidation or dissolution of the Company.

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Notwithstanding the foregoing, with respect to the payment, exercise or settlement of any Award that is subject to Section 409A of the Code (and for which no exception applies), a Change in Control shall be deemed not to have occurred unless the events or circumstances constituting a Change in Control also constitute a “change in control event” within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder.

1.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.9 “Committee” shall mean the Compensation Committee of the Board, which will be comprised of at least two (2) directors, each of whom is an “outside director,” within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder, and a “non-employee” director within the meaning of Rule 16b-3 under the Act.

1.10 “Company” shall mean Camco Financial Corporation, a Delaware corporation, and any successor thereto.

1.11 “Director” shall mean a person who is a member of the Board, excluding any member who is an Employee.

1.12 “Disability” shall mean:

(a)	with respect to an Incentive Stock Option, “disability” as defined in Section 22(e)(3) of the Code;

(b)	with respect to the payment, exercise or settlement of any Award that is (or becomes) subject to Section 409A of the Code (and for which no exception applies), (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Participant’s employer, or (iii) the Participant is determined to be totally disabled by the Social Security Administration or Railroad Retirement Board; and

(c)	with respect to a Participant’s right to exercise or receive settlement of any Award or with respect to the payment, exercise or settlement of any Award not described in subsection (a) or (b) of this definition, a Participant’s inability (established by an independent physician selected by the Committee and reasonably acceptable to the Participant or to the Participant’s legal representative) due to illness, accident or otherwise to perform his or her duties, which is expected to be permanent or for an indefinite duration longer than twelve (12) months.

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1.13 “Employee” shall mean any person who is a common law employee of the Company or any Affiliate. A person who is classified as other than a common-law employee but who is subsequently reclassified as a common law employee of the Company or any Affiliate for any reason and on any basis shall be treated as a common law employee only from the date that reclassification occurs and shall not retroactively be reclassified as an Employee for any purpose under the Plan.

1.14 “Fair Market Value” shall mean the value of one Share on any relevant date, determined under the following rules:

(a)	If the Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(b)	If the Shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

(c)	If neither (a) nor (b) applies, (i) with respect to Options, Stock Appreciation Rights and any Award that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

1.15 “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

1.16 “Nonqualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

1.17 “Option” shall mean an option to purchase Shares which is granted pursuant to Article V of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.18 “Other Stock-Based Award” shall mean an Award granted pursuant to Article VIII of the Plan.

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1.19 “Participant” shall mean an Employee or Director who is granted an Award under the Plan.

1.20 “Performance-Based Award” shall mean an Award described in Article IX of the Plan.

1.21 “Performance Goals” shall mean goals established by the Committee pursuant to Section 9.2.

1.22 “Performance Period” shall mean a period of time over which performance is measured.

1.23 “Plan” shall mean the Camco Financial Corporation 2013 Equity Plan, as set forth herein and as may be amended from time to time.

1.24 “Preexisting Plan” means the Camco Financial Corporation 2010 Equity Plan.

1.25 “Restricted Stock” shall mean an Award granted pursuant to Article VII of the Plan through which a Participant is issued Shares which are subject to specified restrictions on vesting and transferability.

1.26 “Retirement” shall mean as provided in a related Award Agreement.

1.27 “Shares” shall mean the common shares, par value $1.00 per share, of the Company or any security of the Company issued in satisfaction, exchange or in place of these shares.

1.28 “Stock Appreciation Right” shall mean an Award granted pursuant to Article VI of the Plan through which a Participant is given the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise of the Award.

1.29 “Subsidiary” shall mean: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code or a “parent corporation” as defined under Section 424(e) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty (50%) by reason of stock ownership or otherwise.

ARTICLE II

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares Available for Awards. Subject to this Article II, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be the sum of:

(a)	The number of Shares that, on the date the Plan is approved by the Company’s shareholders, are authorized to be granted under the Prior Plan but which are not then subject to outstanding awards under the Prior Plan; plus

(b)	The number of Shares that, on the date the Plan is approved by the Company’s shareholders, are subject to awards issued under the Prior Plan but which are subsequently forfeited under the terms of the Prior Plan; plus

(c)	1,000,000 Shares,

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all of which may be granted with respect to Incentive Stock Options. If the Company’s shareholders do not approve the Plan, the Prior Plan will remain in effect until the expiration date, if any, specified in its governing documents. The Shares may consist, in whole or in part, of treasury Shares, authorized but unissued Shares not reserved for any other purpose or Shares purchased by the Company or an independent agent in either a private transaction or in the open market. Subject to this Article II, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share subject to a grant of an Award and any Shares underlying such an Award that become available for future grant under the Plan pursuant to Section 2.2 shall be added back to the Plan in an amount equal to the number of Shares subject to such an Award that become available for future grant under the Plan pursuant to Section 2.2. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

2.2 Share Usage. In addition to the number of Shares provided for in Section 2.1, the following Shares shall be available for Awards under the Plan: (a) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (b) Shares covered by an Award that, by its terms, may be settled only in cash; (c) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees or Directors as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates; (d) any Shares subject to outstanding awards under the Preexisting Plan as of the Effective Date that on or after the Effective Date cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares; and (e) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

2.3 Adjustments. In the event of any Share dividend, Share split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of Shares or any other change affecting the Shares, the Committee shall make such substitutions and adjustments, if any, as it deems equitable and appropriate to: (a) the aggregate number of Shares that may be issued under the Plan; (b) any Share-based limits imposed under the Plan; and (c) the exercise price, number of Shares and other terms or limitations applicable to outstanding Awards.

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Notwithstanding the foregoing, an adjustment pursuant to this Section 2.3 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

2.4 Fiscal Year Limits. Subject to Section 2.3, during any fiscal year of the Company, the Committee may not: (a) make grants of all forms of Awards to all Participants in this Plan covering more than an aggregate of 350,000 Shares; (b) make grants of all forms of Awards to a single Employee Participant covering more than an aggregate of 225,000 Shares; or (c) make grants of all forms of Awards to a single Director Participant covering more than an aggregate of 5,000 Shares. In addition, subject to Section 2.3 and unless and until the Committee determines that an Award to an Employee shall not be designated as “qualified performance-based compensation” under Section 162(m) of the Code, during any fiscal year of the Company, the Committee may not grant to any Participant who is an Employee Performance-Based Awards intended to be “qualified performance-based compensation” under Section 162(m) of the Code that are to be settled in cash in an aggregate amount equal to or more than $750,000.

ARTICLE III

ADMINISTRATION

3.1 In General. The Plan shall be administered by the Committee. The Committee shall have full power and authority to: (a) interpret the Plan and any Award Agreement; (b) establish, amend and rescind any rules and regulations relating to the Plan; (c) select Participants; (d) establish the terms and conditions of any Award consistent with the terms and conditions of the Plan; and (e) make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall be made in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all persons. Notwithstanding the foregoing, the Committee shall not exercise any discretion with respect to an Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code that would cause the Employee to whom the Award was made to receive more than would otherwise have been paid or receivable under the Performance Goals in respect of the Award established pursuant to Section 162(m) of the Code.

3.2 Delegation of Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including Employees) it deems appropriate; provided, however, that the Committee may not delegate (a) any duties that it is required to discharge to comply with Section 162(m) of the Code or any other applicable law; (b) its authority to grant Awards to any Participant who is subject to Section 16 of the Act; and (c) its authority under the Company’s equity award granting policy that may be in effect from time to time.

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ARTICLE IV

ELIGIBILITY

Any Employee or Director selected by the Committee shall be eligible to be a Participant in the Plan; provided, however, that Incentive Stock Options shall only be granted to Employees who are employed by the Company or any of its Subsidiaries.

ARTICLE V

OPTIONS

5.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

5.2 Terms. For each Option, the Committee shall specify the exercise price, the term of the Option, the number of Shares covered by the Option, the conditions upon which the Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Committee also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Option is granted; provided, however, that in no event shall the exercise price of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

5.4 Term. The term of an Option shall be determined by the Committee; provided, however, that in no event shall the term of any Option exceed ten (10) years from its date of grant.

5.5 Exercisability. Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance criteria based on one (1) or more Performance Goals; and (b) time-based vesting requirements.

5.6 Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. An Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of an Option may be paid: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; provided that such Shares had been held for at least six (6) months or such other period required to obtain favorable accounting treatment; (c) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); (d) by a combination of the methods described in clauses (a), (b) and/or (c); or (e) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

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5.7 Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(a) The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(b) The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) may not be greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code.

(c) No Incentive Stock Option shall be granted to any Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (ii) the date on which such Incentive Stock Option will expire is not later than five (5) years from the date the Incentive Stock Option is granted.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

6.2 Terms. For each Stock Appreciation Right, the Committee shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

6.3 Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted; provided, however, that in no event shall the exercise price of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

6.4 Term. The term of a Stock Appreciation Right shall be determined by the Committee; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its date of grant.

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6.5 Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance criteria based on one (1) or more Performance Goals; and (b) time-based vesting requirements.

6.6 Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in full Shares, cash or a combination thereof, as specified by the Committee.

ARTICLE VII

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Shares of Restricted Stock may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

7.2 Terms. For each Restricted Stock Award, the Committee shall specify the number of Shares of Restricted Stock, the restricted period(s) applicable to the Shares of Restricted Stock, the conditions upon which the restrictions on the Shares of Restricted Stock will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

7.3 Terms, Conditions and Restrictions.

(a) The Committee shall impose such other terms, conditions and/or restrictions on any Shares of Restricted Stock as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Share of Restricted Stock, restrictions based on the achievement of specific performance criteria (which may be based on one (1) or more of the Performance Goals), time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

(b) To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(c) Unless otherwise provided in a related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

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7.4 Rights Associated with Restricted Stock during Restricted Period. During any restricted period applicable to Shares of Restricted Stock:

(a) Such Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(b) Unless otherwise provided in a related Award Agreement, (i) the Participant shall be entitled to exercise full voting rights associated with such Shares of Restricted Stock and (ii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Grant of Other Stock-Based Awards. Subject to the terms and conditions of the Plan, Other Stock-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, the Shares, and shall be in such form as the Committee shall determine, including without limitation, (a) unrestricted Shares or (b) time-based or performance-based restricted stock units that are settled in Shares and/or cash.

8.2 Terms. For each Other Stock-Based Award, the Committee shall specify the terms and conditions upon which the Other Stock-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

8.3 Form of Settlement. An Other Stock-Based Award may be settled in full Shares, cash or a combination thereof, as specified by the Committee.

8.4 Dividend Equivalents. Awards of Other Stock-Based Awards may provide the Participant with dividend equivalents, as determined by the Committee in its sole discretion.

ARTICLE IX

PERFORMANCE-BASED AWARDS

9.1 Grant of Performance-Based Awards. Subject to the terms and conditions of the Plan, Performance-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions, including the Performance Goals, as shall be determined by the Committee in its sole discretion. For each Performance-Based Award, the Committee shall specify the payment amount or payment range, whether the Award is payable in cash or Shares, the time and method of settlement and other terms and conditions, as applicable, of such Award including, that the vesting and/or payment of the Award is subject to the attainment of one (1) or more Performance Goals during a performance period established by the Committee.

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9.2 Performance Goals.

(a) Performance Goals relating to the payment or vesting of an Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code will be comprised of one or more of the following Performance Goals as the Committee may deem appropriate:

•	Earnings per share (actual or targeted growth);

•	Net income after capital costs;

•	Net income (before or after taxes);

•	Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity);

•	Efficiency ratio;

•	Full-time equivalency control;

•	Stock price (including, but not limited to, growth measures and total shareholder return);

•	Noninterest income compared to net interest income ratio;

•	Expense targets;

•	Operating efficiency;

•	Economic value added or EVA(R);

•	Credit quality measures;

•	Customer satisfaction measures;

•	Loan growth;

•	Deposit growth;

•	Net interest margin;

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•	Fee income;

•	Operating expense;

•	Balance sheet measures including assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, and investments;

•	Balance sheet management;

•	Classified loans plus REO;

•	Fair market value of Shares;

•	Interest income;

•	Investment management;

•	Loans to asset ratio;

•	Maintenance or improvement of net interest income;

•	Market capitalization;

•	Market share;

•	Pre-provision net revenue;

•	Noninterest income growth;

•	Pretax earnings;

•	Pretax income;

•	Productivity ratios;

•	Reduction or maintenance in noninterest expense;

•	Revenues;

•	Risk management measures including interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings;

•	Shareholder returns;

•	Share price appreciation; and

•	Tangible common equity or return on tangible common equity.

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(b) For any Awards not intended to be “qualified performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Goals based on the items listed in Section 9.2(a) or other performance criteria as it deems appropriate.

(c) Any of the Performance Goals listed in Section 9.2(a) may be applied solely with reference to the Company and/or any Subsidiary or relatively between the Company and/or any Subsidiary and one or more unrelated entities. In addition, different performance criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may be based on results achieved (i) separately by the Company or any Subsidiary, (ii) any combination of the Company and the Subsidiaries or (iii) any combination of business units or divisions of the Company and the Subsidiaries.

9.3 Establishment of Performance Goals. For any Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the Performance Goals with respect to each Performance Period in writing no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) expiration of 25 percent of the Performance Period.

9.4 Certification of Performance Goals. For any Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code, as of the end of each Performance Period, the Committee shall certify in writing the extent to which a Participant has or has not met the Participant’s Performance Goal(s). To the extent consistent with Section 162(m) of the Code, Performance Goals may be calculated without regard to extraordinary items or adjusted, as the Committee deems equitable, in recognition of unusual or non-recurring events affecting the Company and/or its Subsidiaries or changes in applicable tax laws or accounting principles.

9.5 Adjustments. For any Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, if applicable, the Committee shall make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting the Shares, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on the Shares but which is affected by an event having an effect similar to those just described.

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ARTICLE X

TERMINATION OF EMPLOYMENT OR SERVICE

With respect to each Award granted under the Plan, the Committee shall, subject to the terms and conditions of the Plan, determine the extent to which the Award shall vest and the extent to which the Participant shall have the right to exercise and/or receive settlement of the Award on or following the Participant’s termination of employment or services with the Company and/or any of its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards granted under the Plan and may reflect distinctions based on the reasons for termination.

ARTICLE XI

CHANGE IN CONTROL

11.1 Effect of Change in Control. Except as otherwise provided in a related Award Agreement, in the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

11.2 Golden Parachute Limitations. Except as otherwise provided in any other written agreement between the Company or any Affiliate and a Participant, including any Award Agreement, if the sum of the amounts payable under the Plan and those provided under all other plans, programs or agreements between the Participant and the Company or any Affiliate constitutes a “parachute payment” as defined in Section 280G of the Code, the Company will reduce any payments to the minimum extent necessary to avoid the imposition of an excise tax under Section 4999 of the Code or a loss of deduction under Section 280G of the Code. Any reduction pursuant to this Section 11.2 shall be made in compliance with Section 409A of the Code.

ARTICLE XII

AMENDMENT OR TERMINATION OF THE PLAN

12.1 In General. The Board or the Committee may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall be made without the approval of the Company’s stockholders to the extent that (a) the amendment materially increases the benefits accruing to Participants under the Plan, (b) the amendment materially increases the aggregate number of Shares authorized for grant under the Plan (excluding an increase in the number of Shares that may be issued under the Plan as a result of Section 2.3), (c) the amendment materially modifies the requirements as to eligibility for participation in the Plan, or (d) such approval is required by any law, regulation or stock exchange rule.

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12.2 Repricing. Except for adjustments made pursuant to Section 2.3 of the Plan, in no event may the Board or the Committee amend the terms of an outstanding Award to reduce the exercise price of an outstanding Option or Stock Appreciation Right or cancel an outstanding Option or Stock Appreciation Right in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right without shareholder approval.

ARTICLE XIII

TRANSFERABILITY

13.1 No Alienation. Except as described in Section 13.2 or as provided in a related Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding any provision contained in this Article XIII, no Award may be transferred by a Participant for value or consideration.

13.2 Beneficiary. Unless otherwise specifically designated by the Participant in writing, a Participant’s beneficiary under the Plan shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate.

ARTICLE XIV

MISCELLANEOUS

14.1 No Right to Continue Services or to Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or services of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the services of any Employee or Director at any time. In addition, no Employee or Director shall have any right to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards and the Committee’s interpretations and determinations with respect thereto need not be the same with respect to each Participant.

14.2 Tax Withholding.

(a) The Company or an Affiliate, as applicable, shall have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award granted under the Plan. This amount may, as determined by the Committee in its sole discretion, be (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any Award being settled or any Shares being transferred in connection with the exercise or settlement of an Award, (iii) withheld from the vested portion of any Award (including the Shares transferable thereunder), whether or not being exercised or settled at the time the taxable event arises, or (iv) collected directly from the Participant.

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(b) Subject to the approval of the Committee, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company or an Affiliate, as applicable, withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction; provided that such Shares would otherwise be distributable to the Participant at the time of the withholding and if such Shares are not otherwise distributable at the time of the withholding, provided that the Participant has a vested right to distribution of such Shares at such time. All such elections shall be irrevocable and made in writing and shall be subject to any terms and conditions that the Committee, in its sole discretion, deems appropriate.

14.3 Requirements of Law. The grant of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations (including applicable federal and state securities laws) and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Without limiting the foregoing, the Company shall have no obligation to issue Shares under the Plan prior to (a) receipt of any approvals from any governmental agencies or national securities exchange, market or quotation system that the Committee deems necessary, and (b) completion of registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental agency that the Committee deems necessary.

14.4 Legends. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions that the Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.4.

14.5 Uncertificated Shares. To the extent that the Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.6 Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of (other than laws governing conflicts of laws) the State of Ohio, except to the extent that the laws of the state in which the Company is incorporated are mandatorily applicable.

14.7 No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

14.8 Rights as a Shareholder. Except as otherwise provided in the Plan or in a related Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

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14.9 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.10 Section 409A of the Code.

(a) Awards granted pursuant to the Plan that are subject to Section 409A of the Code, or that are subject to Section 409A of the Code but for which an exception from Section 409A of the Code applies, are intended to comply with or be exempt from Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly.

(b) If a Participant is determined to be a “specified employee” (within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees), the Participant shall not be entitled to payment or to distribution of any portion of an Award that is subject to Section 409A of the Code (and for which no exception applies) and is payable or distributable on account of the Participant’s “separation from service” (within the meaning of Section 409A of the Code) until the expiration of six (6) months from the date of such separation from service (or, if earlier, the Participant’s death). Such Award, or portion thereof, shall be paid or distributed on the first (1st) business day of the seventh (7th) month following such separation from service.

(c) Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant, and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

14.11 Savings Clause. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XV

EFFECTIVE DATE AND TERM OF THE PLAN

The effective date of the Plan is March 26, 2013, subject to approval by the Company’s shareholders. No Incentive Stock Options shall be granted under the Plan after March 26, 2023 and no other Awards shall be granted under the Plan after the tenth anniversary of the effective date of the Plan or, if earlier, the date the Plan is terminated. Notwithstanding the foregoing, the termination of the Plan shall not preclude the Company from complying with the terms of Awards outstanding on the date the Plan terminates.

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REVOCABLE PROXY CAMCO FINANCIAL CORPORATION YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: By Telephone (using a Touch-Tone Phone); or By Internet; or By Mail. To Vote by Telephone: Call 1-866-838-1329 Toil-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 21, 2013. To Vote by Internet: Go to http://www.rtcoproxy.com/cali prior to 3 a.m.. May 21. 2013. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here II you plan to attend the meeting. Mark here for address change. Annual Meeting Materials are available at: comments: http://WWW.cfpproxy.corn/3852 FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH PLEASE MARK VOTES AS IN THIS EXAMPLE with for all for hold Except 1. The election of three directors: (01) Terry A. Feick (02) Edward D. Goodyear (03) J. Timothy Young INSTRUCTION: To withhold authority to vole for any nomlnee(s). mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. Please be sure to date and sign Date this proxy card in the box below. Sign above Co-holder (if any) sign above — Please sign exactly as your name appears on your Stock Certificate(s). Executors. Administrators. Trustees. Guardians. Attorneys and Agents should give their full titles. for against abstain Approval of the Cameo Financial Corporation 2013 Equity Plan. Advisory vote on executive compensation. for Against Abstain one two three 4. Advisory vote on the frequency of the advisory vote on executive compensation. Ratification of Planie & Moran. PLLC as independent registered public accounting firm for the 2013 fiscal year. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE AND “FOR” PROPOSALS 2, 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. IMPORTANT: Please sign and dale this Proxy below. UNLESS THIS PROXY IS REVOKED. THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND FOR PROPOSALS 2. 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING. At ihe present time. the Board of Directors knows of no other business to be presented at the Annual Meeting. All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2013 Annual Meeting of Stockholders of Cameo and of the accompanying Proxy Statement is hereby acknowledged.

CAMCO FINANCIAL CORPORATION - ANNUAL MEETING, MAY 21, 2013 YOUR VOTE IS IMPORTANT! Special/Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/3852 You can vote in one of three ways: 1. Call toll free 1-866-838-1329 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at http://www.rteoproxy.com/cafi and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS (Continued, and to be marked, dated and signed, on the other side) REVOCABLE PROXY CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS May 21, 2013 3:00 p.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Cameo Financial Corporation (“Cameo”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Stockholders of Cameo to be held at The Cambridge Country Club. 60755 Southgate Road, Byesville. Ohio 43723, on May 21, 2013, at 3:00 p.m. Eastern Time (the “Annual Meeting”), all of the shares of Cameo common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement: The election of three directors. Approval of the Cameo Financial Corporation 2013 Equity Plan. Advisory vote on executive compensation. Advisory vote on the frequency of the advisory vote on executive compensation. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2013 fiscal year. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. 3652

REVOCABLE PROXY CAMCO FINANCIAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAMCO FINANCIAL CORPORATION CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS The undersigned stockholder of Cameo Financial Corporation (“Cameo”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Stockholders of Cameo to be held at The Cambridge Country Club. 60755 Southgate Road. Byesville. Ohio 43723, on May 21, 2013. at 3:00 p.m. Eastern Time (the “Annual Meeting”), all of the shares of Cameo common slock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement: Mark here If you plan to attend the meeting. Mark here for address change. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER Comments: MEETING TO BE HELD ON MAY 21, 2013. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.clpproxy.com/3852 FOLD HERE - PLEASE DO NOT DETACH - PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PLEASE MARK VOTES AS IN THIS EXAMPLE with- for all for hold Except 1. The election of three directors: (01) Terry A. Feick (02) Edward D. Goodyear (03) J. Timothy Young INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or numbers) in the space provided below. Please be sure to date and sign Date this proxy card in the box below. Sign above Co-holder (it any) sign above — Please sign exactly as your name appears on your Stock Certificate(s). Executors. Administrators, Trustees, Guardians. Attorneys and Agents should give their full titles. for Against Abstain 2. Approval of the Cameo Financial Corporation 2013 Equity Plan. for Against Abstain 3. Advisory vote on executive compensation. one two three year year year Abstain 4. Advisory vote on the frequency of the advisory vote on executive compensation. for Against Abstain Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2013 fiscal year. In their discretion, upon such other business as may property come before the Annual Meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR- THE NOMINEES LISTED ABOVE AND -FOR” PROPOSALS 2, 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. IMPORTANT: Please sign and date this Proxy below. UNLESS THIS PROXY IS REVOKED. THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND FOR PROPOSALS 2, 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING. At the present time. the Board of Directors knows of no other business to be presented at the Annual Meeting. All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2013 Annual Meeting of Stockholders of Cameo and of the accompanying Proxy Statement is hereby acknowledged. 3852

REVOCABLEPROXY CAMCOFINANCIALCORPORATION YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-866-838-1329 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 21, 2013. To Vote by Internet: Go to http://www.rtcoproxy.com/cafi prior to 3 a.m., May 21, 2013. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change. Annual Meeting Materials are available at: http://www.cfpproxy.com/3852 Comments: FOLDHEREIFYOUAREVOTINGBYMAIL PLEASEDONOTDETACH PLEASEMARKVOTES X ASINTHISEXAMPLE With- For All For Against Abstain For hold Except 2. Approval of the Camco Financial Corporation 2013 Equity Plan. 1. The election of three directors: 4 For Against Abstain (01) Terry A. Feick (02) Edward D. Goodyear 3. Advisory vote on executive compensation. 0 (03) J. Timothy Young 1 INSTRUCTION:To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. K One Two Three Year Years Years Abstain 4. Advisory vote on the frequency of the advisory vote on executive compensation. For Against Abstain 5. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2013 fiscal year. 6. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE AND “FOR” PROPOSALS 2, 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. IMPORTANT: Please sign and date this Proxy below. UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND FOR PROPOSALS 2, 3 AND 5 AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “THREE YEARS” UNDER PROPOSAL 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS Date NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR Please be sure to date and sign IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS this proxy card in the box below. INCIDENT TO THE ANNUAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. Sign above Co-holder (if any) sign above All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2013 Annual Meeting of Stockholders of Camco and of the accompanying Proxy Statement Please sign exactly as your name appears on your Stock Certificate(s). Executors, is hereby acknowledged. Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

CAMCO FINANCIAL CORPORATION ANNUAL MEETING, MAy 21, 2013 yOUR VOTE IS IMPORTANT! Special/Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/3852 you can vote in one of three ways: 1. Call toll free 1-866-838-1329 on a Touch-Tone Phone. There is NOCHARGE to you for this call. or 2. ViatheInternetat http://www.rtcoproxy.com/cafi andfollowtheinstructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS (Continued, and to be marked, dated and signed, on the other side) REVOCABLE PROXy CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS May 21, 2013 3:00 p.m. Eastern Time THIS PROXy IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Camco Financial Corporation (“Camco”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at theAnnual Meeting of Stockholders of Camco to be held at The Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on May 21, 2013, at 3:00 p.m. Eastern Time (the “Annual Meeting”), all of the shares of Camco common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement: 1. The election of three directors. 2. Approval of the Camco Financial Corporation 2013 Equity Plan. 3. Advisory vote on executive compensation. 4. Advisory vote on the frequency of the advisory vote on executive compensation. 5. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2013 fiscal year. 6. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. 401-K PLEASE PROVIDE yOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXy CARD PROMPTLy IN THE ENCLOSED POSTAGE-PAID ENVELOPE. 7362